UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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PAVMED INC.

(Name of Registrant as Specified In Its Charter)

N/A

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PAVMED INC.

360 Madison Avenue, 25th Floor

New York, New York 10017

NOTICE

OF

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 18, 2025

To the Stockholders of PAVmed Inc.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of PAVmed Inc., a Delaware corporation (the “Company”), will be held on June 18, 2025 at 10:00 a.m., Eastern time. The Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/pavmed/2025. Please see “Questions and Answers” in the accompanying proxy statement for more details.

The Annual Meeting is being held for the following purposes:

1.	to elect two members of the Company’s board of directors (the “Board”) as Class C directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified (the “Director Election Proposal”);
2.	to approve, for the purposes of Listing Rule 5635 of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of shares of the Company’s common stock upon exercise of the pre-funded warrants to purchase common stock (the “Pre-Funded Warrants”) sold by the Company in a private offering (the “Private Placement”) in February 2025 (the “Stock Issuance Proposal”);
3.	to approve an amendment to the Company’s 2014 Long-Term Incentive Equity Plan (the “2014 Plan”) to increase the total number of shares of the Company’s common stock available under the 2014 Plan by an additional 2,500,000 shares, from 2,412,140 shares to 4,912,140 shares (the “2014 Plan Proposal”);
4.	to approve, on an advisory basis, the compensation of the Company’s principal executive officer and two highest-paid executive officers other than the principal executive officer (the “Named Executive Officers”) as disclosed in the accompanying proxy statement (the “Say on Pay Proposal”);
5.	to ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered certified public accounting firm for the year ending December 31, 2025 (the “Accountant Ratification Proposal”); and
6.	to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has set the close of business on April 22, 2025 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Annual Meeting (the “record date”). The list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s headquarters at least ten days before the Annual Meeting.

Your vote is important no matter how many shares you own. Whether or not you expect to attend the meeting, please submit a proxy electronically by Internet by following the instructions in these proxy materials. If you requested a physical copy of these proxy materials, you may also submit a proxy by completing, signing and dating the accompanying proxy card and returning it promptly in the enclosed postage paid reply envelope. Your prompt response is necessary to ensure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the meeting by following the procedures described in the accompanying proxy statement.

By Order of the Board of Directors

Lishan Aklog, M.D.
Chief Executive Officer and Chairman of the Board

[●], 2025
New York, New York

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 18, 2025:

The Company’s Proxy Statement and Annual Report are available at http://www.cstproxy.com/pavmed/2025.

PAVMED INC.

360 Madison Avenue, 25th Floor

New York, New York 10017

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2025

INTRODUCTION

The Company is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on June 18, 2025, at 10:00 a.m., Eastern time, and any adjournment or postponement thereof. The Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/pavmed/2025. Please see “Questions and Answers” below for more details.

The Company’s annual report for the fiscal year ended December 31, 2024 (the “Annual Report”), which contains the Company’s audited financial statements, is enclosed with this proxy statement. This proxy statement, the accompanying proxy card and the Annual Report are being mailed or made available to stockholders beginning on or around [●], 2025 in connection with the solicitation of proxies by the Board.

QUESTIONS AND ANSWERS

When and where will the meeting take place?

The Annual Meeting will be held on June 18, 2025, at 10:00 a.m., Eastern time, solely over the Internet by means of a live audio webcast. The Company will not conduct an in-person annual meeting of stockholders in 2025.

Stockholders participating in the Annual Meeting will be able to listen only and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the Annual Meeting, virtual attendees will be able to:

●	vote via the Annual Meeting webcast; and

●	submit questions or comments to the Company’s officers during the Annual Meeting via the Annual Meeting webcast.

Stockholders may submit questions or comments during the meeting through the Annual Meeting webcast by typing in the “Submit a question” box.

What proposals are being presented for a stockholder vote at the Annual Meeting?

There are five proposals being presented for stockholder vote at the Annual Meeting:

●	the election of two members of the Company’s board of directors (the “Board”) as Class C directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified (referred to herein as the “Director Election Proposal”);

●	the approval, for the purposes of Nasdaq Listing Rule 5635, of the issuance of shares of the Company’s common stock upon exercise of the Pre-Funded Warrants sold by the Company in the Private Placement in February 2025 (referred to herein as the “Stock Issuance Proposal”);

●	the approval of an amendment to the 2014 Plan to increase the total number of shares of the Company’s common stock available under the 2014 Plan by an additional 2,500,000 shares, from 2,412,140 shares to 4,912,140 shares (referred to herein as the “2014 Plan Proposal”)

●	the approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in this proxy statement (referred to herein as the “Say on Pay Proposal”); and

●	the ratification of the appointment of Marcum as the Company’s independent registered certified public accounting firm for the year ending December 31, 2025 (referred to herein as the “Accountant Ratification Proposal”).

Stockholders will also consider any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What are the recommendations of the Board?

The Board recommends that you vote:

●	“FOR” the election of the management nominees in the Director Election Proposal;

●	“FOR” the Stock Issuance Proposal;

●	“FOR” the 2014 Plan Proposal;

●	“FOR” the Say on Pay Proposal; and

●	“FOR” the Accountant Ratification Proposal.

Why did I receive a Notice of Internet Availability of Proxy Materials?

The Company uses the internet as the primary means of furnishing proxy materials to stockholders. The Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to its stockholders with instructions on how to access the proxy materials online at www.cstproxy.com/pavmed/2025 or request a printed copy of the materials.

Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. The Company encourages stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of the Company’s annual meetings and reduce the Company’s printing and mailing costs.

Who is entitled to vote?

The holders of the Company’s common stock and the Company’s Series C convertible preferred stock (the “Series C Preferred Stock”) at the close of business on the record date, April 22, 2025, are entitled to vote at the Annual Meeting. Holders of the common stock have one vote for each share that they own on such date. Holders of the Series C Preferred Stock have one vote for each share of common stock issuable upon conversion of the Series C Preferred Stock that they own on such date (subject to the beneficial ownership limitations set forth therein). As of the record date, [●] shares of common stock were outstanding (inclusive of shares underlying unvested restricted stock awards) and [●] shares of Series C Preferred Stock were outstanding (which were convertible into [●] shares of common stock, after taking into account the beneficial ownership limitation set forth therein). Pursuant to the rules of Nasdaq, however, the shares of common stock issued in the Private Placement are not entitled to vote on the Stock Issuance Proposal.

What is the difference between a record holder and a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Company, then you are considered the “record holder” for those shares. If you are the record holder of your shares, you have the right to vote your shares by proxy or to attend the meeting and vote via the Annual Meeting webcast.

If your shares are held through a bank, broker or other nominee, then you are considered to hold your shares in “street name.” While you are the “beneficial owner” of those shares, you are not considered the record holder. As the beneficial owner of shares of the Company’s common stock, you have the right to instruct your bank, broker or other nominee how to vote your shares. However, since you are not the record holder of your shares, you may not vote these shares at the Annual Meeting unless you obtain a “legal proxy” from the stockholder of record.

How do I submit my vote?

Record Owners. Record holders can vote by the following methods:

●	By Attending the Annual Meeting. You may attend the Annual Meeting and vote via the Annual Meeting webcast.

●	By Proxy via the Internet. You may vote by proxy via the Internet. Your Notice of Internet Availability or proxy card provides instructions for accessing the website through which you may submit a proxy via the Internet.

●	By Proxy via the Mail. If you requested printed copies of the proxy materials, you may vote by proxy via the mail by completing the included proxy card and returning it in the postage-paid return envelope.

Beneficial Owners. Beneficial owners of shares held in street name may instruct their bank, broker or other nominee how to vote their shares. Beneficial owners should refer to the materials provided to them by their nominee for information on communicating these “voting instructions.” Beneficial owners may not vote their shares at the Annual Meeting unless they obtain a legal proxy from the stockholder of record and follow the instructions set forth below for attending the Annual Meeting.

What does it mean to vote by proxy?

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the Annual Meeting: Lishan Aklog, M.D., the Company’s Chief Executive Officer and Chairman of the Board; and Dennis McGrath, the Company’s President and Chief Financial Officer.

Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” election of the management nominees in the Director Election Proposal, “FOR” the Stock Issuance Proposal, “FOR” the 2014 Plan Proposal, “FOR” the Say on Pay Proposal and “FOR” the Accountant Ratification Proposal. With respect to any other proposal that properly comes before the Annual Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

How do I attend the Annual Meeting?

The Annual Meeting will be a virtual meeting. Any stockholder wishing to attend the Annual Meeting must register in advance. To register for and attend the Annual Meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners. If you are a record holder, and you wish to attend the Annual Meeting, go to https://www.cstproxy.com/pavmed/2025, enter the control number you received on your Notice of Internet Availability or proxy card, and click on the “Click here to preregister for the online meeting” link at the top of the page. Immediately prior to the start of the Annual Meeting, you will need to log back into the meeting site using your control number. You must register before the meeting starts.

Beneficial Owners. Beneficial owners who wish to attend the Annual Meeting must obtain a legal proxy from the stockholder of record and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Annual Meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the Annual Meeting. Beneficial owners should contact Continental Stock Transfer no later than 4:00 p.m. on June 6, 2025.

Stockholders will also have the option to listen to the Annual Meeting by telephone by calling:

●	Within the U.S. and Canada: (800) 450-7155 (toll-free)

●	Outside of the U.S. and Canada: (857) 999-9155 (standard rates apply)

The passcode for telephone access is [●]#. You will not be able to vote or submit questions unless you register for and log in to the Annual Meeting webcast as described above.

What happens if I do not provide voting instructions to my bank, broker or other nominee?

If you are a beneficial owner and do not provide your bank, broker or other nominee with voting instructions and do not obtain a legal proxy, under the rules of various national and regional securities exchanges, your bank, broker or other nominee generally may vote on routine matters but may not vote on non-routine matters. If your bank, broker or other nominee does not receive instructions from you on how to vote your shares on a non-routine matter, your bank, broker or other nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

The Company expects that the Director Election Proposal, the Stock Issuance Proposal, the 2014 Plan Proposal and the Say on Pay Proposal will be considered non-routine matters. If they are treated as non-routine matters, as expected, broker non-votes may occur with respect to these proposals. The Company expects that the Auditor Ratification Proposal will be considered a routine matter. If it is treated as a routine matter, as expected, broker non-votes should not occur with respect to this proposal.

How do I revoke my proxy or voting instructions?

Record Owners. A record holder may revoke his, her or its proxy by (i) submitting a subsequent written notice of revocation that is received by the Company’s Secretary at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting or (iii) attending the Annual Meeting and voting via the Annual Meeting webcast. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke a stockholder’s proxy. Stockholders may send written notice of revocation to the Secretary, PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017.

Beneficial Owners. Beneficial owners should refer to the materials provided to them by their bank, broker or other nominee for information on changing their voting instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the capital stock outstanding and entitled to vote at the meeting, will constitute a quorum for the transaction of business. Shares subject to abstentions are voted neither “FOR” nor “AGAINST” a matter, but are counted in the determination of a quorum. Similarly, as described above, a “broker non-vote” may occur with respect to shares held in street name when the bank, broker or other nominee has not received instructions from the beneficial owner as to how the shares are to be voted on a non-routine matter and does not have discretionary authority to vote such shares on the matter. The shares subject to a proxy which are not being voted on a particular non-routine matter because of a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares may be present and entitled to vote on other matters (including routine matters), in which case the shares will count as present for purposes of determining the existence of a quorum. If the proxy indicates that the shares are not being voted on any matter at the Annual Meeting, however, the shares will not be counted as present for purposes of determining the existence of a quorum.

How many votes are required to approve each proposal?

Director Election Proposal. Election of a nominee in the Director Election Proposal requires the affirmative vote of a plurality of the shares of the Company’s capital stock represented in person or by proxy at the meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” their election (up to the number of directors to be elected) are elected as directors. Consequently, abstentions and broker non-votes will not have any effect on the vote with respect to this proposal.

Stock Issuance Proposal. Approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the shares of the Company’s capital stock represented in person or by proxy at the meeting and entitled to vote thereon. Pursuant to the rules of Nasdaq, however, the shares of common stock issued in the Private Placement are not entitled to vote on this proposal. Abstentions, which are considered present and entitled to vote on these matters, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

2014 Plan Proposal. Approval of the 2014 Plan Proposal requires the affirmative vote of a majority of the shares of the Company’s capital stock represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on these matters, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

Say on Pay Proposal. Approval of the Say on Pay Proposal requires the affirmative vote of a majority of the shares of the Company’s capital stock represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on these matters, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal. The results of the Accountant Ratification Proposal are advisory and non-binding on the Board.

Accountant Ratification Proposal. The Accountant Ratification Proposal requires the affirmative vote of a majority of the shares of the Company’s capital stock represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal. However, if banks, brokers and other nominees have discretionary authority to vote on this proposal, as expected, there should not be any broker non-votes with respect to this proposal. The results of the Accountant Ratification Proposal are advisory and non-binding on the Board.

Will I have dissenters’ rights with respect to any of the matters to be presented at the Annual Meeting?

Neither Delaware law, nor the Company’s Certificate of Incorporation or bylaws, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the matters to be presented at the Annual Meeting. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.

Who is paying for this proxy statement and the solicitation of my proxy, and how are proxies solicited?

Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement.

The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and may reimburse them for reasonable expenses related thereto.

Who can help answer my questions?

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the proxy statement or proxy card, you may contact the Company at:

PAVmed Inc.
360 Madison Avenue, 25th Floor
New York, New York 10017
Attention: Secretary

THE DIRECTOR ELECTION PROPOSAL

The Board is divided into three classes, Class A, Class B and Class C. Currently, there are two directors in Class C, Lishan Aklog, M.D., and Michael J. Glennon, whose terms expire at the Annual Meeting, two directors in Class A, Ronald M. Sparks and Timothy Baxter, whose terms expire at the 2026 annual meeting of stockholders, and two directors in Class B, Sundeep Agrawal, M.D. and Debra J. White, whose terms expire at the 2027 annual meeting of stockholders.

At the Annual Meeting, the Company’s stockholders will elect two Class C directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified. The Board is nominating Lishan Aklog, M.D., and Michael J. Glennon, each a current Class C director, for re-election as the Class C directors. Biographical information about the nominees can be found in “Directors, Executive Officers and Corporate Governance” below.

Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of these nominees. In case any of these nominees become unavailable for election to the Board, an event which is not anticipated, the proxy holders, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their best judgment.

Required Vote and Recommendation

Nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s capital stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors. The lead investor in the Private Placement agreed, in connection with such transaction, to vote its shares of the Company’s common stock in accordance with the Board’s recommendation on this proposal. Abstentions and broker non-votes will not have any effect on the vote with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.

THE STOCK ISSUANCE PROPOSAL

In February 2025, the Company and its majority-owned subsidiary, Veris Health Inc. (“Veris”), entered into subscription agreements (each, a “Subscription Agreement”) with certain accredited investors (collectively, the “Investors”), pursuant to which the Company agreed to sell and the Investors agreed to purchase 2,574,350 shares of the Company’s common stock and Pre-funded Warrants to purchase 756,734 shares of the Company’s common stock, at a purchase price of $0.7115 per share or warrant share (as applicable), in the Private Placement. In addition, Veris agreed to issue to each Investor approximately 0.2033 shares of Veris’ common stock for each share or warrant share (as applicable) purchased by such Investor, for an aggregate of 677,143 shares of Veris’ common stock.

On February 21, 2025, the Company consummated the Private Placement, generating gross proceeds to the Company of $2.37 million. The proceeds of the Private Placement will be used to resume development activities related to Veris’ implantable physiological monitor and for general working capital purposes.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction (the “Minimum Price”).

The price of the shares in the Private Placement was less than the Minimum Price, and the issuance of the shares of the Company’s common stock underlying the Pre-Funded Warrants would cause the Offering to exceed the 20% limit. Accordingly, in light of Nasdaq Listing Rule 5635(d), the Pre-Funded Warrants are not exercisable unless the Company obtains the approval of its stockholders.

At the Annual Meeting, stockholders will vote on a proposal to approve, for the purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock issuable upon exercise of the Pre-Funded Warrants.

The Private Placement

Subscription Agreements

The Subscription Agreements contain customary representations, warranties, covenants and indemnities of the Company and the Investors, as well as a covenant by the Company to provide the Investors with protection against subsequent equity raises by the Company or Veris at a lower purchase price (solely to the extent the Investors continue to hold the shares issued in the Offering), with such protection to be effected through the issuance of additional shares of Veris’ common stock.

The Company also agreed to solicit the affirmative vote of its stockholders by no later than its next meeting of stockholders, to be held no later than June 30, 2025, for approval, for the purposes of the rules of Nasdaq, of the issuance of all of the shares underlying the Pre-Funded Warrants, and to hold additional meetings quarterly thereafter to the extent such approval is not obtained. The Company is seeking approval of this proposal in order to satisfy this obligation.

In addition, the Company (i) granted the Investors a 100% participation right in future offerings of equity securities of the Company or its majority-owned subsidiaries, subject to existing participation rights of the Company’s debt holder, and (ii) agreed not to incur, and not to permit its majority-owned subsidiaries to incur, any indebtedness until August 18, 2026, subject to certain exceptions.

Pre-Funded Warrants

The Pre-Funded Warrants become exercisable upon approval of this proposal (or otherwise upon the receipt of stockholder approval), expire on February 18, 2030, and have an exercise price of $0.001 per share, subject to adjustment as described below. The Pre-Funded Warrants may be exercised for cash, or on a cashless basis. In the event the Pre-Funded Warrants are exercised on a cashless basis, the holder will be entitled to receive a number of shares of the Company’s common stock equal to (x) the excess of the market value of the Company’s common stock over the exercise price, multiplied by (y) the number of shares as to which the Pre-Funded Warrant is being exercised, divided by (z) the market value of the Company’s common stock. The exercise price and number and type of securities or other property issuable on exercise of the Pre-Funded Warrants may be adjusted in certain circumstances, including in the event of a stock split or combination, stock dividend, or a recapitalization, reorganization, merger or similar transaction. In addition, a holder of the Pre-Funded Warrants will be entitled to participate in rights offerings or pro rata distributions by the Company. However, there will be no adjustment for issuances of shares of common stock at a price below the exercise price.

Registration Rights Agreement

In accordance with the Subscription Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, pursuant to which the Company agreed to file a registration statement covering the resale of the shares of the Company’s common stock issued in the Offering, including the shares underlying the Pre-Funded Warrants.

Reasons for the Private Placement

The Board has determined that the ability to issue shares of the Company’s common stock to the holders of the Pre-Funded Warrants is in the best interests of the Company and its stockholders, because (i) the Company explored numerous options over an extended period of time in order to raise the additional funding necessary to allow Veris to resume development activities related to Veris’ implantable physiological monitor, (ii) the terms of the Private Placement were negotiated at arms’ length with third party investors, (iii) raising funds through an equity financing allows the Company to preserve liquidity for other corporate purposes, including the payment of costs and expenses necessary for the development of its products, (iv) to the extent the Company was able to issue in the Private Placement shares of its common stock to raise the capital to fund Veris’ activities rather than having Veris issue its own common stock, PAVmed was able to avoid diluting its ownership stake in Veris, and (v) the cash price of the shares sold in the Private Placement (i.e., the price without taking into account the Veris common stock issued to the Investors) was equal to the average closing price of the Company’s common stock for the five trading days immediately preceding the signing of the Subscription Agreements.

Effects if the Stock Issuance Proposal Is Approved

If the stockholders approve this proposal, the Company will be able to issue shares of its common stock in excess of 19.99% of the Company’s outstanding shares of common stock as of February 18, 2025 upon exercise from time to time of the Pre-Funded Warrants. The shares of common stock issuable to the holders of the Pre-Funded Warrants would have the same rights and privileges as the shares of the Company’s currently authorized common stock. The issuance of the shares pursuant to the Pre-Funded Warrants will not affect the rights of the holders of outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including on the voting power and economic rights of the existing stockholders, and may result in a decline in the price of the Company’s common stock or in greater price volatility. See “Description of Capital Stock” below.

Effects if the Stock Issuance Proposal Is Not Approved

The Company is not seeking the approval of its stockholders to authorize its entry into the Subscription Agreements and the related documents, or to issue 19.99% of the Company’s outstanding shares of common stock as of immediately prior to the transactions, as the Company has already done so and such documents already are binding obligations of the Company and did not require shareholder approval. The failure of the Company’s stockholders to approve this proposal will not negate the existing terms of the documents, which will remain a binding obligation of the Company.

If the stockholders do not approve this proposal, the Company will be unable to issue the shares of the Company’s common stock underlying the Pre-Funded Warrants. As a result, the Company may not be able to satisfy exercises of the Pre-Funded Warrants, which may negatively impact its and Veris’ ability to raise capital in the future. The Company’s and Veris’ ability to successfully implement their respective business plans and ultimately generate value for PAVmed’s stockholders is dependent upon their ability to raise capital and satisfy their ongoing business needs. In addition, if the Company’s stockholders do not approve this proposal, the Company will continue to seek stockholder approval of this proposal until it obtains such approval. As such, failure to obtain stockholder approval of this proposal will require the Company to incur the costs of holding one or more additional stockholder meetings until it obtains such approval.

Required Vote and Recommendation

Approval of the Stock Issuance Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s capital stock, represented in person or by proxy at the meeting and entitled to vote thereon. Pursuant to the rules of Nasdaq, however, the holders of the common stock issued in the Private Placement are not entitled to vote on this proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will not have any effect on the vote with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE STOCK ISSUANCE PROPOSAL.

THE 2014 PLAN PROPOSAL

The 2014 Plan authorizes the award of stock-based incentives to eligible employees, officers, directors, and consultants, as described below. On April [●], 2025, the Board approved amendments to the 2014 Plan as described below, subject to approval by the Company’s stockholders. At the Annual Meeting, stockholders will vote on a proposal to approve these amendments.

If approved, the amendments will increase the total number of shares available under the 2014 Plan by 2,500,000 shares, from 2,412,140 shares to 4,912,140 shares. See “Summary of the 2014 Plan—Stock Subject to the 2014 Plan” below.

The Company’s directors and executive officers currently are permitted to participate in the 2014 Plan, and therefore they have an interest in this proposal.

The form of the amended and restated 2014 Plan is attached as Annex A to this proxy statement.

Reasons for the Amendments to the 2014 Plan

The Company plans to make equity grants in connection with new hires and promotions and in connection with its annual employee reviews. The Company believes its employees are valuable assets. Offering a broad-based equity compensation program is vital to attract and retain the most highly skilled people in the Company’s industry. In addition, the Company believes that employees who have a stake in the future success of its business become highly motivated to achieve the Company’s long-term business goals and to expend maximum effort in the creation of stockholder value, thereby aligning the interests of such individuals with those of stockholders generally.

The Company has granted, net of forfeitures, restricted stock awards and stock options to purchase 1,097,507 out of the 2,412,140 shares presently available under the 2014 Plan. The Board believes that increased capacity to make equity awards provided by the amendments is essential to the Company’s continued growth, and therefore in the best interest of its stockholders. In particular, the Board is recommending approval of this increase so the Company has sufficient shares available for issuance under the 2014 Plan to be able to retain current and future employees, officers and directors who will have important roles in the execution of its and its subsidiaries’ business plans, and to compensate such individuals for their past, present and future contributions to the Corporation, in all cases, in a manner that allows the Corporation to do so while at the same time conserving cash.

Summary of the 2014 Plan

The following is summary of the principal features of the 2014 Plan. The summary is qualified in its entirety by reference to the full text of the 2014 Plan, which is set forth in Annex A.

Purpose

The purpose of the 2014 Plan is to enable the Company to offer its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

Administration

The 2014 Plan may be administered by the Board or by a committee of the Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board. Presently, the 2014 Plan is administered by the compensation committee. The committee will be comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the 2014 Plan

Assuming the 2014 Plan Proposal is approved, there will be an aggregate of 4,912,140 shares of Company common stock available under the 2014 Plan. In addition, the number of shares available under the 2014 Plan will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 5% of the total number of shares of Company common stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the number of shares available for such year or that the increase for such year will be a lesser number of shares of Company common stock. Any increases to the number of shares available for issuance under the 2014 Plan will not apply to shares to be issued under incentive stock options. No more than 4,912,140 Shares may be issued under the Plan upon the exercise of incentive stock options.

Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2014 Plan. (In January 2025, the Company accepted from employees the voluntary forfeiture of approximately 494,202 of previously granted Company stock options, each with an exercise price greater than $4.00 per share and collectively with a weighted average exercise price of $23.38 per share. None of the forfeitures were from officers or board members.)

If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the shares surrendered by the holder or withheld by the Company will not be available for future award grants under the plan.

Under the 2014 Plan, in the event of a change in the number of shares of Company common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan, in the aggregate number of shares reserved for issuance under the plan or in the aggregate number of shares that may be issued pursuant to incentive stock options under the plan.

The closing sale price of the Company’s common stock was $[●] per share on the record date, April 22, 2025.

Eligibility

The Company may grant awards under the 2014 Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to the Company and who are deemed to have contributed, or to have the potential to contribute, to its success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of the Company or its subsidiaries. Based on the number of employees and consultants of the Company and on the size of the Board, as of March 31, 2025, approximately 45 individuals, including four executive officers and five non-executive directors, were eligible for awards under the 2014 Plan.

Types of Awards

Options. The 2014 Plan provides both for “incentive” stock options as defined in Section 422 of Internal Revenue Code of 1986, as amended (the “Code”), and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of Company stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the Company’s plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the 2014 Plan. The effective date is reset upon certain amendments to the plan, including the amendment contemplated by the 2014 Plan Proposal. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of Company stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in Company securities or in a combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by the Company or one of its subsidiaries at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by the Company without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the 2014 Plan, the Company may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or the Company may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock. Under the 2014 Plan, the Company may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from the Company, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

The 2014 Plan requires that all shares of restricted stock awarded to the holder remain in the Company’s physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. The Company will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

Other Stock-Based Awards. Under the 2014 Plan, the Company may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2014 Plan or any of the Company’s other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then immediately prior to the closing of such acquisition, the vesting periods of any and all stock options and other awards granted and outstanding under the 2014 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Board, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2014 Plan, or (ii) require a holder of any award granted under the plan to relinquish such award to the Company upon the tender by the Company to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the 2014 Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.

Award Limitation

No non-employee director may be granted awards under the plan in any calendar year for more than 10% of the total number of shares issued or available for issuance under the plan (which, after the amendment contemplated by this proposal, would be 491,214 shares).

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award with a higher exercise price.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of Company common stock. The obligations of the Company under the 2014 Plan are contingent on such arrangements being made.

Term and Amendments

Unless terminated by the Board, the 2014 Plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the effective date of this amendment. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the 2014 Plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options. Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. The Company will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and the Company will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

Non-Qualified Stock Options. With respect to non-qualified stock options:

●	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of Company common stock on the date of grant;

●	upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

●	the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and the Company will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company receives a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted Stock. A participant who receives restricted stock will recognize no income on the grant of the restricted stock and the Company will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by the Company subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by the Company.

Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards that may be granted under the 2014 Plan may constitute deferred compensation subject to the Section 409A requirements. It is the Company’s intention that any award agreement governing awards subject to Section 409A will comply with these rules, but the Company makes no representation or warranty to that effect.

Stock Options Granted under the 2014 Plan

As of March 31, 2025, the following options had been granted under the 2014 Plan.

Number of Stock Options
Lishan Aklog, M.D.	44,921
Dennis M. McGrath	39,673
Shaun O’Neil	44,673
Michael A. Gordon	26,666
All current executive officers as a group	155,933
All non-executive directors as a group	493,078
All non-executive employees as a group	266,592

New Plan Benefits

Except as set forth in the table below, the benefits that will be awarded or paid in connection with the amendments to the 2014 Plan are not currently determinable. Awards granted under the 2014 Plan are within the discretion of the committee and, except as set forth below, the committee has not determined any future awards or who might receive them.

The 2014 Plan
Name and Position	Number of Units
Lishan Aklog, M.D., Chairman and Chief Executive Officer	—
Dennis M. McGrath, President and Chief Financial Officer	—
Shaun M. O’Neil, Chief Operating Officer	—
Michael A. Gordon, General Counsel and Secretary	—
Executive Group	—
Non-Executive Director Group	[●]
Non-Executive Officer Employee Group	—

Required Vote and Recommendation

Approval of the 2014 Plan Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s capital stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will not have any effect on the vote with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE 2014 PLAN PROPOSAL.

THE SAY ON PAY PROPOSAL

Pursuant to Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”), and rules promulgated by the Securities and Exchange Commission (“SEC”) thereunder, the Company’s stockholders are being asked to vote, on a non-binding advisory basis, to approve the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement in accordance with the SEC’s rules. The Company’s compensation policies are intended to ensure that executive compensation is competitive yet reasonable, supportive of organizational objectives and stockholder interests, and designed to align the interests of executive officers with the Company’s long-term performance and thereby increase shareholder value. An explanation of the Company’s policies and procedures in determining executive compensation is found below under the heading “Executive Officer Compensation” and specific information regarding the current compensation of the Company’s Named Executive Officers is found in the compensation tables included below.

Stockholders are being asked to approve the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the named executive officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules, which disclosure includes the compensation tables and the narrative disclosures that accompany the executive compensation tables, is hereby approved.

The Say on Pay vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers. We believe that the executive compensation as disclosed in the tabular disclosures and other narrative executive compensation disclosure in this proxy statement aligns with the Company’s compensation policies.

The Say on Pay Proposal is advisory, and therefore not binding on the Company, the Board, or the compensation committee of the Board.

Required Vote and Recommendation

Approval, on an advisory basis, of the Say on Pay Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s capital stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will not have any effect on the vote with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE SAY ON PAY PROPOSAL.

THE ACCOUNTANT RATIFICATION PROPOSAL

The Board has appointed [Marcum] to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. At the Annual Meeting, stockholders will vote on a proposal to ratify this appointment.

[Marcum] has served as the Company’s independent registered public accounting firm since the fiscal year ended December 31, 2019. While stockholder ratification of the Board’s decision to retain [Marcum] is not required by the Company’s bylaws or otherwise, the Board has chosen to submit the selection of [Marcum] to the Company’s stockholders for ratification. If the Company’s stockholders fail to ratify the selection, the Board may, but is not required to, reconsider whether to retain that firm. Additionally, even if the selection is ratified, the Board may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the fiscal year, if it determines that such a change would be in the best interests of the Company and its stockholders.

[Marcum] has advised the Company that the firm is independent with respect to the Company and its subsidiaries. The Company expects that representatives of [Marcum] will be present at the Annual Meeting to make statements and to respond to appropriate questions from the Company’s stockholders.

Independent Registered Public Accounting Firm’s Fees and Services

The following table sets forth the fees billed for in the years ended December 31, 2024 and 2023 by Marcum, the Company’s principal accountant for that period.

	Year Ended December 31,
	2024 (5)	2023
Audit Fees (1) (4)	$691,000	$864,000
Audit-Related Fees (2) (4)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$691,000	$864,000

(1)	Audit fees consist of fees billed for professional services by the Company’s independent registered public accounting firm for audits and quarterly reviews of the Company’s consolidated financial statements during the years ended December 31, 2024 and 2023 and for services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, including the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings.

(2)	Audit related fees represent the aggregate fees billed for assurance and related professional services rendered by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3)	Tax fees represent the aggregate fees billed for professional services rendered by the Company’s independent registered public accounting firm for tax compliance, tax advice, and tax planning services.

(4)	The aggregate fees included in Audit Fees are those billed for the fiscal year. The aggregate fees included in the Audit-Related Fees and Tax Fees are those fees billed in the fiscal year.

(5)	For the year ended December 31, 2024, fees in respect of professional services provided to Lucid Diagnostics are only included in the table above to the extent incurred in respect of the period through September 10, 2024, to reflect the deconsolidation of Lucid Diagnostics from the Company’s financial statements as of such date.

Pre-Approval Policies and Procedures

The audit committee of the Board has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of the Company’s independent auditor. The Company may not engage its independent auditor to render any audit or non-audit service unless either the service is approved in advance by the audit committee, or the engagement to render service is entered into pursuant to the audit committee’s pre-approval policies and procedures. All accountant services and fees noted above were either approved in advance by the audit committee or rendered pursuant to such pre-approval policies and procedures.

Required Vote and Recommendation

Approval of the Accountant Ratification Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s capital stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will not have any effect on the vote with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ACCOUNTANT RATIFICATION PROPOSAL.

DESCRIPTION OF COMMON STOCK

In the discussion that follows, the Company has summarized selected provisions of the Company’s certificate of incorporation and bylaws, as amended, and the Delaware General Corporation Law (the “DGCL”), as they relate to the Company’s common stock. This summary is not complete. This summary is subject to the relevant provisions of the DGCL and is qualified in its entirety by reference to the Company’s certificate of incorporation and bylaws, as amended. Please read the provisions of the Company’s certificate of incorporation and bylaws as currently in effect for provisions that may be important to you.

General

The Company is authorized to issue 250,000,000 shares of common stock, par value $0.001, and 20,000,000 shares of preferred stock, par value $0.001. The Company has designated two series of preferred stock, Series B convertible preferred stock (the “Series B Preferred Stock”) and Series C Preferred Stock.

As of March 31, 2025, 17,093,034 shares of the common stock were issued and outstanding (with such number of shares inclusive of shares of common stock underlying unvested restricted stock awards). In addition, as of such date:

●	568,391 shares of common stock were issuable upon exercise of the Company’s outstanding stock options, at a weighted average exercise price of $27.45 per share;

●	795,830 shares of common stock were issuable upon exercise of the Company’s outstanding Series Z warrants, at an exercise price of $23.48 per share. However, the Series Z warrants expire on April 30, 2025;

●	756,734 shares of common stock were issuable upon exercise of the Company’s outstanding pre-funded warrants to purchase common stock, at an exercise price of $0.001 per share;

●	96,076 shares were issuable upon conversion of the Company’s outstanding Series B Preferred Stock;

●	22,921,348 shares were issuable upon conversion of the Company’s outstanding Series C Preferred Stock, assuming the Series C Preferred Stock was converted in full on such date at the fixed conversion price of $1.068 per share (without taking into account the beneficial ownership limitation set forth therein); and

●	6,260,389 shares of our common stock were issuable upon conversion of the Company’s outstanding senior secured convertible note issued in September 2022 (the “September 2022 Senior Convertible Note”), assuming the September 2022 Senior Convertible Note was converted in full on such date at the fixed conversion price of $1.068 per share (without taking into account the beneficial ownership limitation set forth therein).

The number of shares of common stock to be issued under the Series B Preferred Stock may be greater than the amount above, because dividends on the Series B Preferred Stock may be settled, at the Company’s option, through any combination of the issue of additional shares of Series B Preferred Stock, the issue of shares of common stock, and the payment of cash, as described below.

The number of shares of common stock to be issued under the Series C Convertible Stock may be substantially greater than the amount above, if certain triggering events occur, because in such cases the number of shares issued will be determined based on the then current market price (but in any event not more than fixed conversion price per share or less than a floor price), and as a result of the capitalization of dividends on the Series C Preferred Stock. The number of shares of common stock to be issued under the September 2022 Senior Convertible Note may be substantially greater than the amount above, if an event of default occurs and is continuing, because in such cases (and in certain other cases as set forth therein) the number of shares issued in connection with a voluntary conversion will be determined based on the then current market price (but in any event not more than fixed conversion price per share or less than a floor price). The Company cannot predict the market price of the common stock at any future date, and therefore, the Company is unable to accurately forecast or predict the total amount of shares that ultimately may be issued under the Series C Preferred Stock and the September 2022 Senior Convertible Note. In addition, the number of shares issued under the Series C Preferred Stock and the September 2022 Senior Convertible Note may be substantially greater if the Company voluntarily lowers the conversion price, which it is permitted to do pursuant to the terms thereof. The voluntary fixed conversion price of the Series C Preferred Stock is also subject to adjustment for subsequent equity issuances.

In addition, as of March 31, 2025, 1,314,633 shares of our common stock reserved for issuance, but not subject to outstanding stock-based equity awards, under the 2014 Plan (without taking into account the amendment to the plan described in this proxy statement), and 306,530 shares of our common stock were reserved for issuance, but not yet issued, under the Company’s Employee Stock Purchase Plan (the “ESPP”). The number of shares available under the 2014 Plan will automatically increase on January 1st of each year, through (and including) January 1, 2032, in an amount equal to 5% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, unless the Board provides for a lesser amount. Similarly, the number of shares available for issuance under the ESPP will automatically increase on January 1st of each year, through (and including) January 1, 2032, in an amount equal to the lesser of (a) 2% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, and (b) 166,667 shares, unless the Board provides for a lesser amount. Effective September 18, 2024, the Company’s compensation committee temporarily suspended any participation in the ESPP. Accordingly, no shares of common stock have been purchased under the ESPP since March 31, 2024.

Furthermore, on April 17, 2025, the Company entered into a sales agreement with Maxim Group LLC for an “at the market offering” program, and concurrently filed a prospectus supplement for the program for up to $2.88 million in shares of our common stock.

As of March 31, 2025, 1,441,135 shares of Series B Preferred Stock and 24,480 shares of Series C Preferred Stock were issued and outstanding. The Company may issue additional shares of Series B Preferred Stock in settlement of dividends on the issued and outstanding Series B Preferred Stock and may capitalize, as described below.

Common Stock

Holders of common stock are entitled to one vote per share on matters on which the Company’s stockholders vote. There are no cumulative voting rights. Subject to any preferential dividend rights of any outstanding shares of preferred stock, holders of common stock are entitled to receive dividends, if declared by the Board, out of funds that the Company may legally use to pay dividends. If the Company liquidates or dissolves, holders of common stock are entitled to share ratably in the Company’s assets once its debts and any liquidation preference owed to any then-outstanding preferred stockholders is paid. The Certificate of Incorporation does not provide the common stock with any redemption, conversion or preemptive rights, and there are no sinking fund provisions with respect to the common stock. All shares of common stock that are outstanding are fully-paid and non-assessable.

Preferred Stock

The Certificate of Incorporation authorizes the issuance of blank check preferred stock. Accordingly, the Board is empowered, without stockholder approval, to issue shares of preferred stock with dividend, liquidation, redemption, voting or other rights which could adversely affect the voting power or other rights of the holders of shares of the common stock. In addition, shares of preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of the Company.

Series B Preferred Stock

The Series B Preferred Stock has a par value of $0.001 per share, no voting rights, a stated value of $3.00 per share, and is convertible into shares of common stock, as discussed below.

The Series B Convertible Preferred stock is senior to the common stock with respect to dividends and assets distributed in liquidation. In this regard, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company or Deemed Liquidation Event (as defined in the certificate of designations for the Series B Preferred Stock), the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the Company’s assets available for distribution to its stockholders, before any payment shall be made to the holders of the common stock by reason of their ownership thereof, an amount per share equal to the greater of (i) the stated value of the Series B Preferred Stock, plus any dividends accrued but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series B Preferred Stock been converted into common stock immediately prior to such liquidation, dissolution, winding up or Deemed Liquidation Event.

At the holders’ election, 15 shares of Series B Preferred Stock are convertible into one share of our common stock at a conversion exchange factor equal to a numerator of $3.00 and a denominator of $45.00, with each such numerator and denominator not subject to further adjustment, except for the effect of stock dividends, stock splits or similar events affecting the Company’s common stock. The Series B Preferred Stock shall not be redeemed for cash and under no circumstances shall the Company be required to net cash settle the Series B Preferred Stock.

The Series B Preferred Stock provides for dividends at a rate of 8% per annum of the stated value per share. Dividends are payable in arrears on January 1, April 1, July 1, and October 1. Dividends accrue and cumulate whether or not declared by the Board. All accumulated and unpaid dividends compound quarterly at the rate of 8% of the stated value per annum. Prior to October 1, 2021, dividends were payable in additional shares of Series B Preferred Stock. Since October 1, 2021, dividends have been payable at our election in any combination of shares of Series B Preferred Stock, cash or shares of common stock.

Series C Preferred Stock

The Series C Preferred Stock has a stated value of $1,000 per share, and entitles the holder thereof to a preferred dividend at a rate of 7.875% per annum, payable quarterly in arrears. The Series C Preferred Stock is pari passu with the Series B Convertible Preferred Stock and is senior to all of the Company’s other equity securities. The Series C Preferred Stock is entitled to vote with the holders of shares of the common stock, voting together as one class, on all matters in which the holders of the preferred shares are permitted to vote with the class of shares of common stock pursuant to applicable law, on an as-converted basis (subject to certain limitations, including the beneficial ownership limitation described below).

Upon liquidation, a holder of Series C Preferred Stock will be entitled to receive in cash out of the Company’s assets, before any amount is paid to the holders of any of shares of the Company’s common stock, but pari passu with the holders of any Series B Preferred Stock then outstanding, an amount per share equal to the greater of (A) the sum of (i) 110% of the stated value (plus any accrued and unpaid dividends or other amounts then payable thereon) of such share of Series C Preferred Stock then outstanding and (ii) a ratable portion of 100% of the stated value (plus any accrued and unpaid dividends or other amounts then payable thereon) of the Series B Preferred Stock then outstanding and (B) the amount per share such holder would receive if such holder converted such share of Series C Preferred Stock into the Company’s common stock immediately prior to the date of such payment.

Each share of Series C Preferred Stock, plus accrued and unpaid dividends thereon, is convertible at any time, in whole or in part, at the holder’s option, into shares of the Company’s common stock at an initial fixed conversion price of $1.068 per share, subject to certain adjustments.

In addition, at any time following the occurrence of certain triggering events, a holder of shares of the Series C Preferred Stock has the right to elect to convert shares of Series C Preferred Stock into the Company’s common stock at an alternate conversion price equal to the lower of: (i) the fixed conversion price then in effect, and (ii) the lowest of (A) 80% of the VWAP of the common stock as of the trading day immediately preceding the delivery or deemed delivery of the applicable notice of conversion, (B) 80% of the VWAP of the common stock as of the trading day of the delivery or deemed delivery of the applicable notice of conversion, and (C) 80% of the average VWAP of the common stock for each of the two trading days with the lowest VWAP of the common stock during the ten consecutive trading day period ending and including the trading day immediately prior to the delivery or deemed delivery of the applicable notice of conversion, but in the case of clause (ii), not less than $0.2136 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events). The triggering events includes events that would constitute an event of default under the September 2022 Senior Convertible Note, in addition to the Company’s failure to complete a Qualified Company Optional Redemption by March 31, 2025 ([[which triggering event the holder has waived through June 30, 2025]]). The principal consequence of a triggering event (other than a bankruptcy-related triggering event) will be to give the holder the right to elect an alternate conversion as described above. In addition, the occurrence of a triggering event (other than the Company’s failure to complete a Qualified Company Optional Redemption by March 31, 2025) will result in an increase to the dividend rate and limit the Company’s right to redeem the Series C Preferred Stock. A triggering event (other than a bankruptcy-related triggering event) will not otherwise accelerate any financial or other obligation on the Company’s part in respect of the Series C Preferred Stock.

In addition to customary adjustments for stock splits, combinations, reclassifications and similar events, if the Company grants, issues or sells (or enters into any agreement to grant, issue or sell) or is deemed to have granted, issued or sold, any shares of the Company’s common stock, for consideration per share less than the fixed conversion price then in effect, then immediately after such issuance, the fixed conversion price will be reduced to an amount equal to such lower price.

The Company has the right to redeem all, but not less than all, of the shares of Series C Preferred Stock at a redemption price equal to 132.5% of the aggregate stated value of the Series C Preferred Stock plus all accrued and unpaid dividends and other amounts then payable thereon. The Company also has an additional one-time right to redeem a portion of the shares of Series C Preferred Stock with an aggregate stated value of at least $5 million at the same redemption price. Such a partial redemption is sometimes referred to as a “Qualified Company Optional Redemption.”

Upon certain changes in control of the Company, a holder of the Series C Preferred Stock will have the right to require the Company to redeem all, or any portion, of the holder’s shares of Series C Preferred Stock at a price equal to 132.5% of the stated value of the Series C Preferred Stock (plus any accrued and unpaid dividends or other amounts then payable thereon) or, if greater, an amount determined pursuant to the certificate of designations based on the then-current market price or the consideration payable in the change of control transaction, whichever is higher.

A holder may not convert any of the shares of Series C Preferred Stock, to the extent that, after giving effect to such conversion, such holder (together with certain of its affiliates and other related parties) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of the Company’s common stock outstanding immediately after giving effect to such conversion. The Holder may from time to time increase or decrease the Maximum Percentage; provided that in no event could the Maximum Percentage exceed 9.99%, provided, further, that any such increase would not be effective until the 61st day after delivery of a notice to the Company of such increase.

The Company and its subsidiaries (other than Lucid Diagnostics) are subject to certain customary affirmative and negative covenants regarding the rank of the Series C Preferred Stock, the incurrence of indebtedness, the existence of liens, the repayment of indebtedness and the making of investments, the payment of cash in respect of dividends, distributions or redemptions, the transfer of assets, the maturity of other indebtedness, transactions with affiliates and the ability to complete stock splits, among other customary matters. The Company also is subject to a financial covenant requiring that the Company maintain its cash flow on a break-even basis.

Dividends

The Company has not paid any cash dividends on the common stock to date. Any future decisions regarding dividends will be made by the Board. The Company does not anticipate paying cash dividends in the foreseeable future but expects to retain earnings to finance the growth of its business. The Board has complete discretion on whether to pay dividends, subject to the restrictions set forth in the September 2022 Senior Convertible Note and related documents and in the certificate of designations for the Series B Preferred Stock and the Series C Preferred Stock. Even if the Board decides to pay cash or non-cash dividends, the form, frequency and amount will depend upon the Company’s future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors the Board may deem relevant.

The Company has paid one in-kind dividend on its common stock to date. On February 15, 2024, the Company distributed by special dividend to the Company stockholders 3,331,747 shares of Lucid Diagnostics common stock held by the Company. On such date, each PAVmed shareholder as of the January 15, 2024 record date received a stock dividend of approximately 38 shares of Lucid common stock for every 100 shares of PAVmed common stock they held as of such date.

Anti-Takeover Provisions

Provisions of the DGCL and the Company’s Certificate of Incorporation and bylaws could make it more difficult to acquire the Company by means of a tender offer, a proxy contest or otherwise, or to remove incumbent officers and directors. These provisions, summarized below, are expected to discourage certain types of coercive takeover practices and takeover bids that the Board may consider inadequate and to encourage persons seeking to acquire control of the Company to first negotiate with the Board. The Company believes that the benefits of increased protection of the Company’s ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company outweigh the disadvantages of discouraging takeover or acquisition proposals because, among other things, negotiation of these proposals could result in improved terms for the Company’s stockholders.

Delaware Anti-Takeover Statute. The Company is subject to Section 203 of the DGCL, an anti-takeover statute. In general, Section 203 of the DGCL prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the time the person became an interested stockholder, unless the business combination or the acquisition of shares that resulted in a stockholder becoming an interested stockholder is approved in a prescribed manner. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status did own) 15% or more of a corporation’s voting stock. The existence of this provision would be expected to have an anti-takeover effect with respect to transactions not approved in advance by the Board, including discouraging attempts that might result in a premium over the market price for the shares of common stock held by the Company’s stockholders.

Classified Board. The Board is divided into three classes. The number of directors in each class is as nearly equal as possible. Directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. The existence of a classified board may extend the time required to make any change in control of the Board when compared to a corporation with an unclassified board. It may take two annual meetings for the Company’s stockholders to effect a change in control of the Board, because in general less than a majority of the members of the Board will be elected at a given annual meeting. Because the Board is classified and the Certificate of Incorporation does not otherwise provide, under the DGCL, the Company’s directors may only be removed for cause.

Vacancies in the Board of Directors. The Company’s Certificate of Incorporation and bylaws provide that, subject to limitations, any vacancy occurring in the Board for any reason may be filled by a majority of the remaining members of the Board then in office, even if such majority is less than a quorum. Each director elected to fill a vacancy resulting from the death, resignation or removal of a director shall hold office until the expiration of the term of the director whose death, resignation or removal created the vacancy.

Advance Notice of Nominations and Shareholder Proposals. The Company’s stockholders are required to provide advance notice and additional disclosures in order to nominate individuals for election to the Board or to propose matters that can be acted upon at a stockholders’ meeting, which may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of the Company.

Special Meetings of Stockholders. Under the Company’s bylaws, special meetings of stockholders may be called by the directors, or the president or the chairman, and shall be called by the secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation outstanding and entitled to vote.

No Cumulative Voting. The DGCL provides that stockholders are denied the right to cumulate votes in the election of directors unless a corporation’s certificate of incorporation provides otherwise. The Company’s Certificate of Incorporation does not provide for cumulative voting.

Listing of the Common Stock

The Company’s common stock is traded on the Nasdaq Capital Market under the symbols PAVM.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth the name, age and position of each of the Company’s executive officers and directors immediately after the Annual Meeting, assuming the election of the management’s nominees at the Annual Meeting.

Name	Age	Position
Lishan Aklog, M.D.	59	Chairman and Chief Executive Officer
Dennis M. McGrath	68	President and Chief Financial Officer
Shaun M. O’Neil	43	Chief Operating Officer
Michael A. Gordon	51	General Counsel and Secretary
Michael J. Glennon	59	Vice Chairman and Director
Sundeep Agrawal, M.D.	40	Director
Timothy E. Baxter	64	Director
Ronald M. Sparks	70	Director
Debra J. White	63	Director

The Board is divided into three classes, Class A, Class B and Class C. Currently, there are two directors in Class A, Ronald M. Sparks and Timothy E. Baxter, whose terms expire at the 2026 annual meeting of stockholders, two directors in Class B, Sundeep Agrawal, M.D. and Debra J. White, whose terms expire at the 2027 annual meeting of stockholders, and two directors in Class C, Lishan Aklog, M.D. and Michael J. Glennon, whose terms expire at the Annual Meeting.

Executive Officers

Lishan Aklog, M.D. has been the Company’s Chairman and Chief Executive Officer since its inception. Dr. Aklog also has been the Chairman and Chief Executive Officer of Lucid Diagnostics Inc. (“Lucid”), the Company’s subsidiary, since the consummation of Lucid’s initial public offering. Prior to the initial public offering, starting from Lucid’s inception, he served as Lucid’s Executive Chairman. Dr. Aklog also has served as Executive Chairman of the Company’s other majority-owned subsidiary, Veris Health Inc., since its inception in May 2021. Dr. Aklog has served as a co-founding Partner of both Pavilion Holdings Group (“PHG”), a medical device holding company, since its inception in 2007 and Pavilion Medical Innovations (“PMI”), a venture-backed medical device incubator, since its inception in 2009. He has served on the Board of Directors of the Advanced Medical Technology Association (AdvaMed), the world’s leading medical technology trade association, since February 2021. He previously served on the Board of Directors and the Audit Committee of Contrafect Inc. (Nasdaq: CFRX) from June 2020 to December 2023, on the Board of Directors and as Chair of the Audit Committee of Viveon Health Acquisition Corp. (NYSE: VHAQ) from September 2020 to April 2021, and as Chairman and Chief Technology Officer of Vortex Medical Inc., a PHG portfolio company, from its inception in 2008 until its acquisition in October 2012 by AngioDynamics Inc. (Nasdaq: ANGO). Dr. Aklog has served as a consultant to numerous medical technology companies including Biomet Inc., now Zimmer Biomet (NYSE: ZBH), from 2009 to 2017, AngioDynamics, from 2012 to 2016, Edward Lifesciences Corp. (NYSE: EW), from 2007 to 2012, On-X Life Technologies Inc., now CryoLife Inc. (NYSE: CRY), from 2009 to 2012 and Atricure Inc. (Nasdaq: ATRC) from 2007 to 2016. He also previously served on the Scientific Advisory Boards of numerous leading medical device companies, including Medtronic Inc. (NYSE: MDT), St. Jude Medical Inc., now Abbott Laboratories (NYSE: ABT), Guidant Cardiac Surgery, now, Getinge AB, and Cardiovations, then, a division of Johnson & Johnson (NYSE: JNJ). Dr. Aklog is an inventor on 35 issued patents and dozens of patent applications, including the patents of Vortex Medical’s AngioVac system and the majority of PAVmed’s products. His patents have been honored by the Boston Museum of Science and the Boston Patent Lawyers Association. Prior to transitioning to a full-time career as an entrepreneur and executive in the life sciences industry in 2012, Dr. Aklog had a distinguished academic and clinical career as a technological innovator in cardiac surgery serving as Associate Professor of Surgery, Chief of Cardiovascular Surgery and Chair of The Cardiovascular Center at St. Joseph’s Hospital and Medical Center’s Heart and Lung Institute in Phoenix, Arizona from 2006 to 2012, Assistant Professor of Cardiothoracic Surgery, Associate Chief of Cardiac Surgery, Director of Minimally Invasive Cardiac Surgery, Surgical Director of the Cardiothoracic Intensive Care Unit, and Associate Director of the Thoracic Surgery Residency Program at Mount Sinai Medical Center in New York, from 2006 to 2012, and Assistant Professor of Surgery at Harvard Medical School, Director of the Cardiac Surgery Research Laboratory and an attending cardiac surgeon at Brigham and Women’s Hospital in Boston from 1999 to 2002. Dr. Aklog received his clinical training in general and cardiothoracic surgery at Brigham and Women’s Hospital and Boston Children’s Hospital, during which he spent two years as the Medtronic Research Fellow at Harvard Medical School’s Cardiac Surgery Research Laboratory. He was awarded the American Association of Thoracic Surgery Traveling Fellowship pursuant to which he received advanced training in heart valve surgery under renowned cardiac surgeons Sir Magdi Yacoub at Harefield Hospital in London and Professor Alain Carpentier at L’Hopital Broussais in Paris. Dr. Aklog is a co-author on 38 peer-reviewed articles and 10 book chapters and has served on the Editorial Board of the Journal of Cardiothoracic Surgery since 2006. He is a member of numerous professional societies and was elected to the American Association of Thoracic Surgery in 2011. He served on the Board of Directors of the International Society for Minimally Invasive Cardiothoracic Surgery from 2006 to 2009 and as President of the 21st Century Cardiothoracic Surgery Society in 2011. Dr. Aklog was recognized as one the Top Healthcare Technology CEO’s of 2021 by Healthcare Technology Report and as one of America’s Top Doctors in the Castle Connolly Guide from 2002 to 2013. He serves as Chairman of the Boston ECG Project Charitable Foundation, and on the International Board of Directors and he also served as a member of the New York Executive Committee of Human Rights Watch until March 2025. Dr. Aklog received his A.B. degree, magna cum laude, in Physics from Harvard University, where he was elected to Phi Beta Kappa and his M.D. degree, cum laude with a dissertation in the field of molecular genetics, from Harvard Medical School. The Company believes Dr. Aklog is well-qualified to serve on the Board due to his extensive experience in founding and building successful medical device companies, his distinguished career as an academic cardiac surgeon, his recognition as a thought leader and innovator both as a surgeon and a medical device entrepreneur and his widespread relationships in the healthcare and medical device communities.

Dennis M. McGrath has served as the Company’s President since March 2019 (having served as Executive Vice President from March 2017 to March 2019) and as the Company’s Chief Financial Officer since March 2017. Mr. McGrath has also served as the Chief Financial Officer of Lucid, the Company’s subsidiary, since the consummation of Lucid’s initial public offering, and as a member of the Board of Directors of its majority-owned subsidiary, Veris Health Inc., since its inception in May 2021. Previously, from 2000 to 2017, Mr. McGrath served in several senior level positions of PhotoMedex, Inc. (formerly, Nasdaq: PHMD), a global manufacturer and distributor of medical device equipment and services, including from 2011 to 2017 as director, President, and Chief Financial Officer. Prior to PhotoMedex’s reverse merger with Radiancy, Inc in December 2011, he also served as a board member and Chief Executive Officer from 2009 to 2011 and served as Vice President of Finance and Chief Financial Officer from 2000 to 2009. He received honors as a P.A.C.T. (Philadelphia Alliance for Capital and Technology) finalist for the 2011 Investment Deal of the Year, award winner for the SmartCEO Magazine 2012 CEO of the Year for Turnaround Company, and finalist for the Ernst & Young 2013 Entrepreneur of the Year. He has extensive experience in mergers and acquisitions, both domestically and internationally, particularly involving public company acquisitions, including Surgical Laser Technologies, Inc, (formerly, Nasdaq: SLTI), ProCyte Corporation (formerly, Nasdaq: PRCY), LCA Vision, Inc. (formerly, Nasdaq: LCAV) and Think New Ideas, Inc. (formerly, Nasdaq: THNK). Prior to PhotoMedex, he served in several senior level positions of AnswerThink Consulting Group, Inc. (then, Nasdaq: ANSR, now, The Hackett Group, Nasdaq: HCKT), a business consulting and technology integration company, including from 1999 to 2000 as Chief Operating Officer of the Internet Practice, the largest division of AnswerThink Consulting Group, Inc., while concurrently during the merger of the companies, serving as the acting Chief Financial Officer of Think New Ideas, Inc. (then, Nasdaq: THNK, now, Nasdaq: HCKT), an interactive marketing services and business solutions company. Mr. McGrath also served from 1996 until 1999 as Chief Financial Officer, Executive Vice President and director of TriSpan, Inc., an internet commerce solutions and technology consulting company, which was acquired by AnswerThink Consulting Group, Inc. in 1999. During his tenure at Arthur Andersen & Co., where he began his career, he became a Certified Public Accountant in 1981 and he holds a B.S., maxima cum laude, in accounting from LaSalle University. In addition, he serves as the audit and compensation committee chair and a director of several medical device companies, including DarioHealth Corp. (Nasdaq: DRIO), BioVector, Inc., Citius Oncology, Inc. (Nasdaq: CTOR), and Citius Pharmaceuticals, Inc. (Nasdaq: CTXR), and he was a founding member and director of Cagent Vascular, Inc., from inception in 2014 until 2024. Formerly from 2007 to 2009, Mr. McGrath served as a director of Embrella Cardiovascular, Inc. (sold to Edwards Lifesciences Corporation, NYSE: EW). He also serves on the Board of Trustees of Manor College having previously served as Chairman from 2018 to 2024.

Shaun M. O’Neil has served as the Company’s Executive Vice President and Chief Operating Officer since February 2022. Previously, from July 2018 to February 2022, he served as the Company’s Chief Commercial Officer and Executive Vice President of Business Development. Mr. O’Neil also has served President and Chief Operating Officer of Lucid, the Company’s subsidiary, since November 2023. Previously, from April 2022 to November 2023, he served as the Executive Vice President and Chief Operating Officer of Lucid, and prior to that, from July 2018 to March 2022, he served as the Chief Commercial Officer of Lucid, where he oversaw the build out of the commercial operations, including sales strategy, market access, clinical support, and national marketing activities. Additionally, Mr. O’Neil was responsible for the negotiation and integration of the acquisition of certain key assets from PacificDx (subsidiary of ResearchDx), a CLIA/CAP certified lab operator, which formed the foundation of the Lucid’s own laboratory, known as LucidDx Labs. From June 2011 to June 2018, Mr. O’Neil served in various positions at Angiodynamics (Nasdaq: ANGO). From June 2011 to May 2013, he served as a Product Manager for the Peripheral Vascular Division, overseeing the Thrombus Management portfolio and the marketing lead on the acquisition of Vortex Medical. From May 2013 to June 2014, he served as a Senior Product Manager, Peripheral Vascular and previously serving in a sales leadership role as a Regional Business Manager from June 2014 to July 2018. During his tenure at Angiodynamics, Mr. O’Neil held increasing levels of responsibility, lead due diligence on multiple acquisition targets, managed both up and downstream marketing activities, managed a national team of clinical specialists and a sales team focused on selling to multiple clinical targets, including Interventional Radiology, Interventional Cardiology, Vascular Surgery, and Cardiothoracic Surgery. He was instrumental in launching the AngioVac system which has become the standard of care for minimally invasive removal of undesirable intravascular material from the right side of the heart. From October 2005 to July 2011, Mr. O’Neil held various roles at Aycan Medical Systems where he was responsible for launching multiple novel proprietary solutions, including a vendor neutral DICOM archive and apple based medical imaging post processing station that included multi-modality post-processing workstations with specific focus in Mammography, Nuclear Medicine, Oncology, Vascular Surgery (AAA planning), Dynamic MRI/CT, that included Teleradiology and Dictation services. Mr. O’Neil received his bachelor’s in business administration from Alfred University and master of business administration from Rochester Institute of Technology.

Michael A. Gordon has served as the Company’s General Counsel and Secretary since May 2022. Mr. Gordon has also served as the General Counsel and Secretary of Lucid, the Company’s subsidiary, since May 2022. Previously, from October 2006 to May 2022, he was a member of the corporate department of the law firm Friedman Kaplan Seiler Adelman & Robbins LLP, where he was a partner from January 2013 through May 2022, and a member of the firm’s management committee from January 2019 through May 2022. While at Friedman Kaplan, Mr. Gordon represented the Company and Lucid in a range of M&A, financing and other corporate and commercial transactions, and also advised the companies and their boards on corporate governance matters. Prior to joining Friedman Kaplan, Mr. Gordon was a corporate associate with the law firm Cravath Swaine & Moore LLP. Mr. Gordon received his J.D. from Fordham University School of Law, where he graduated magna cum laude in 2004, and his A.B. in Economics from Dartmouth College, where he graduated cum laude in 1996.

Directors

In addition to Dr. Aklog, the following individuals will serve as directors of the Company immediately after the Annual Meeting, assuming the election of the management’s nominees at the Annual Meeting.

Michael J. Glennon has served as the Company’s Vice Chairman and a director since October 2014. Mr. Glennon has served as a co-founding Partner of both PHG and PMI since their respective inceptions in 2007 and 2009 and also serves as Chairman and Chief Executive Officer of PMI. Mr. Glennon has served as President, Chief Executive Officer and a director of Saphena Medical since February 2013 and Cruzar Medsystems since July 2013 and as a director of Kaleidoscope Medical since January 2013. Mr. Glennon was the President and Chief Executive Officer of Vortex Medical from its inception in 2008 until its acquisition in October 2012 by AngioDynamics. From 2005 to 2007, Mr. Glennon was Senior Vice President - Sales and Marketing for Accellent Inc., a market-leading provider of outsourced precision manufacturing and engineering services to the medical device industry. Accellent was a portfolio company of DLJ Merchant Banking Partners and was acquired in 2005 by KKR and Bain Capital. From 2004 to 2005, Mr. Glennon was a Cardiac Rhythm Management District Manager at Medtronic. From 1996 to 2004, Mr. Glennon was a Sales Manager at Guidant including seven years at Guidant Cardiac Surgery (now, Maquet Cardiovascular). He was instrumental in the launch and rapid growth of VasoView, the first endoscopic vessel harvesting technology, which became the standard of care in coronary bypass surgery. From 1993 to 1995, Mr. Glennon worked for Origin Medsystems which was acquired by Eli Lilly and subsequently spun out as part of Guidant. Previously, Mr. Glennon was with Stryker Endoscopy and Storz Instrument Company. Mr. Glennon received his B.S. in Business Administration from the University of New Hampshire. The Company believes Mr. Glennon is well-qualified to serve on the Board due to his significant experience in the marketing and sale of a broad range of medical devices, his expertise in the development and manufacturing of medical devices, his experience launching, building and running successful medical device companies, and his extensive relationships in the medical device industry and the broader medical community.

Sundeep Agrawal, M.D. has been a director of PAVmed since September 2024. He is the Founder and Managing Partner of private investment firm Brahma Capital, which Dr. Agrawal launched in February 2019. He was also a General Partner at Colt Ventures, a leading private investment firm, until November 2024. Dr. Agrawal has led investments totaling hundreds of millions of dollars into public and private biotech companies. He has served on numerous company boards, including current directorships at BlossomHill Therapeutics, a small molecule drug discovery and development company focused on unmet medical needs in oncology and autoimmune disease, and Alterome Therapeutics, a biopharmaceutical company leading the development of next generation, small molecule targeted therapies for the treatment of cancer. He previously served as a Vice President at Longitude Capital, a $2 billion healthcare investment firm, and prior to that, as an Executive Director in Healthcare Investment Banking at Oppenheimer & Co. Dr. Agrawal holds an M.D. from the George Washington School of Medicine and a B.A. in Biology from George Washington University. He completed his clinical training at Lenox Hill Hospital in New York, NY. The Company believes Dr. Agrawal is well-qualified to serve on the Board due to his significant experience in investment banking and private equity, his medical and scientific background, and his extensive relationships in the biopharmaceuticals industry and broader life sciences community.

Timothy E. Baxter has served as a director since June 2021. Mr. Baxter is an experienced corporate leader, having spent thirteen years in senior executive roles during a rapid-growth period at Samsung Electronics Co., LTD, the world’s second-largest technology company. He was its first non-Korean-born C-suite executive and rose to become President and Chief Executive Officer, North America – responsible for 6,000 employees and $30 billion in revenue. He was lauded for capitalizing on emerging trends, scaling businesses, building teams, strengthening brand loyalty, deploying emerging technology platforms, and successfully managing unanticipated challenges. Before retiring, he developed the company’s long-term strategic plan for capitalizing on emerging technologies, including 5G, artificial intelligence, cloud-based computing, and Internet of Things (IOT). Prior to Samsung, Mr. Baxter spent ten years in various senior marketing and general manager roles at Sony Corporation, where he helped navigate the analog to digital shift in its crown jewel television business unit and successfully led all Hollywood studio negotiations in the Blu-Ray packaged media format war win. Earlier in his career, he served in senior sales and marketing roles at AT&T Inc. and Lucent Technologies Inc., where he was instrumental in launching go-to-market plans, lifecycle management as well as building and globalizing its brand for a $1 billion business unit. Mr. Baxter has held industry-wide leadership in many capacities, including serving as the chair of the board of directors of SkyWater Technology, Inc. (NASDAQ: SKYT), the only US-investor owned pure-play semiconductor and technology foundry, a role he assumed as of March 2025. He has also served a member of the Executive Board of CTIA, a leading wireless communication industry trade association, and as a Director of the Consumer Electronics Association (CEA), the leading consumer technology association. He also currently serves as a member of the board of directors of Breville Holdings Ltd (ASX: BRG); an Operating Partner at Centre Partners Management LLC, a leading middle market private equity firm; Lead Outside Director of First Orion Corp., a technology software company; Executive Chair of the board of Alliance Mobile, an operator of over 300 authorized AT&T retailers; and Chair of VueReal Inc., a MicroLED semiconductor company. Mr. Baxter received his undergraduate degree in Marketing and Finance at Roger Williams University and served on its Board of Trustees for 13 years (four years as Chair). The Company believes Mr. Baxter is well-qualified to serve on the Board due to his significant experience in marketing, brand-building and growing businesses focused on emerging technologies, as well as his extensive business relationships and contacts.

Ronald M. Sparks has served as a director since January 2015. He also has served as a director of Lucid, the Company’s subsidiary, since October 2021. Mr. Sparks has more than four decades of executive experience in the medical device industry and has launched over 50 products across a wide spectrum of specialties, including orthopedics, endoscopy, wound management, cardiology, interventional radiology, diagnostic imaging, ophthalmology and otology. From 2007 to October 2013, he served as a Healthcare Industry Executive at Avista Capital Partners, a private equity firm. Mr. Sparks served as Chairman and Chief Executive Officer of Navilyst Medical Inc., which was formed by Avista Capital to acquire the fluid management and venous access business units of Boston Scientific, from its inception in 2008 until its acquisition in May 2012 by AngioDynamics for $372.0 million. From 2003 to 2007, he served as President, Chief Executive Officer and a director of Accellent, a market- leading provider of outsourced precision manufacturing and engineering services to the medical device industry. Accellent was a portfolio company of DLJ Merchant Banking Partners and was acquired in 2005 by KKR and Bain Capital. During his tenure at Accellent, he was recognized as the Credit Suisse/DLJ Merchant Bank 2005 CEO of The Year. From 1986 to 2003, he served in various leadership roles at Smith & Nephew as a member of the Group Executive Committee, President of the Endoscopy Division, President of the Wound Management Division and Vice President of Finance. Earlier in his career, he served in various finance roles at Richards Medical, Dyonics and Union Carbide Imaging. Mr. Sparks is a fellow of the American Sports Medicine Institute, a Trustee of the Arthroscopy Association of North America Education Foundation and Honorary Lifetime Member of the International Society of Arthroscopy, Knee Surgery and Orthopedic Sports Medicine. He has previously served on numerous boards and industry councils, including AdvaMed, the National Subacute Care Association, the American College of Foot and Ankle Surgeons, the American Council of Orthopedic Surgeons and the Society of Interventional Radiology. Mr. Sparks received his B.S. in Finance and Accounting from the University of Massachusetts and attended the INSEAD Advanced Management Program at the European Institute of Business Administration in Fontainebleau, France. The Company believes Mr. Sparks is well-qualified to serve on the Board due to his executive leadership roles at numerous medical device companies, his history of success in launching over 50 new medical device products in 16 years, his extensive experience in acquiring and integrating 14 medical device companies over 15 years, his execution of public financings, and his strong relationships in the medical community and with private equity and investment banking firms active in the medical device space.

Debra J. White has served as a director since April 2021. She also has served as a director of Lucid, the Company’s subsidiary, since August 2022. Ms. White is a prominent UK-based global industry executive with broad business leadership experience, including as a chief executive, financial executive, public company director and strategic consultant, in multiple sectors in Europe and the United States, including the healthcare services, molecular genetics and biopharmaceutical industries. She served as interim Chief Human Resources Officer of BT Group, plc (OTCMKTS: BTGOF), a British multinational telecommunications holding company with operations in around 180 countries, from October 2021 through December 2022. She has served as a Senior Independent Director of Spire Healthcare Plc since February 2023, and she joined The Co-op Group, one of the world’s largest consumer co-operatives with interests across food, funerals, insurance and legal services with over 56,000 employees and over £11 billion in annual sales, in August 2023, now having served as its chair since January 2024. She also served on the board of directors of Howden Joinery Group PLC (LSE: HWDN), a UK-headquartered FTSE250 multinational building trade supplier with 10,000 employees and over $2 billion in revenue, from February 2017 until December 2023, and sat on its Audit, Renumeration and Nominating Committees. She has served as a trustee of Wellbeing of Women, a UK charity which invests in medical research and development of specialist clinicians in women’s health, since March 2013. From September 2020 to March 2021, Ms. White served as a strategic consultant to Oxford Nanopore Technologies Ltd., a UK-based biotechnology company which develops and commercializes DNA/RNA sequencing technologies, advising it on product and go-to-market strategy for its emerging Oxford Nanopore Diagnostics business unit. Early in the COVID-19 pandemic, from March 2020 to July 2020, Ms. White worked with the UK Department of Health and Social Care to help establish COVID-19 testing facilities across the nation. From September 2017 to December 2019, Ms. White served as Group CEO of Interserve Group (LSE: IRV), a UK-headquartered multinational group of support services and construction companies with 75,000 employees and over $4 billion in revenue, during a challenging period which required her to implement complex strategic financing and operational programs prior to its restructuring and sale to its creditors. From January 2004 to August 2017, Ms. White served in various senior executive roles at Sodexo SA (Euronext: SW), a Paris-headquartered multinational diversified services company with 440,000 employees and over $20 billion in revenue, including as Chief Financial Officer and later Chief Executive Officer – Sodexo UK & Ireland, Group Senior VP Strategic Projects, Senior VP and Chief Financial Officer – Sodexo North America, an $8 billion revenue subsidiary, and finally as Executive Board member and Global Chief Executive Officer – Healthcare and Government, two global businesses with a combined 100,000 employees and over $7 billion in revenue. While at Sodexo, she served on its global body that promoted the development of women across the company and was inducted into the Women 1st Top 100 Club, a network of the most influential women in the industry, which highlights the role models and leaders who have achieved success at the highest levels. From 2000 to 2003 she served as a Director at PWC Consulting advising a range of industries, including pharmaceuticals, on integration, financial performance improvement and post-merger integration. From 1987 to 2000, Ms. White served in various financial and strategic roles at AstraZeneca (LSE: AZN) a UK-headquartered, multinational pharmaceutical and biotechnology company, including Head of Finance – Manufacturing, Head of Internal Audit – Zeneca Pharmaceuticals, Controller – Specialty Chemicals, Controller – Corporate Operations and Senior VP Global Merger Integration. She began her career as a senior tax advisor at Arthur Andersen & Co. Ms. White received her master’s degree in Economics from Cambridge University, Cambridge UK. The Company believes Ms. White is well-qualified to serve on the Board due to her extensive executive leadership experience, including financial and strategic roles at numerous global companies, including in healthcare services the life sciences industry, her experience as a public company director, her relationships with financial firms active in Europe and the U.S, her commitment to promoting health during the Covid-19 pandemic and her role as a champion and role model for women executives.

Family Relationships

There are no family relationships among any of the Company’s directors or executive officers.

Conflicts of Interest

Certain of the Company’s officers have fiduciary obligations to other companies and organizations engaged in medical device business activities. Accordingly, they may participate in transactions and have obligations that may be in conflict or competition with the Company’s business.

Lucid. Certain of the Company’s officers and directors, including Dr. Aklog, Mr. McGrath, Mr. O’Neil, Mr. Gordon, Mr. Sparks and Ms. White, also serve as officers and directors of Lucid, the Company’s subsidiary. Lucid also operates in the medical device industry. As a result, Lucid may produce devices that compete directly or indirectly with the Company’s products. Lucid’s certificate of incorporation includes provisions that delineate the directors’ and officers’ duties, as follows:

●	Lucid renounces any interest or expectancy in, or being offered an opportunity to participate in, any business opportunities, that are presented to Lucid’s officers, directors, employees or stockholders, or affiliates thereof, who are also officers, directors, employees or stockholders of the Company or affiliates thereof (a “PAVmed Party”) and in which a PAVmed Party may have an interest or expectancy (a “PAVmed Opportunity”), except as may be prescribed by any written agreement between Lucid and the Company approved by Lucid’s board of directors; and

●	no PAVmed Party will be liable to Lucid or its stockholders for monetary damages for breach of any fiduciary duty by reason of a PAVmed Party pursuing or acquiring any PAVmed Opportunity.

Lucid and the Company have agreed that no PAVmed Party will pursue any opportunity related to commercializing the EsoGuard diagnostic test and the EsoCheck cell collection device or developing and commercializing other products that use or enhance the same underlying technology (“Lucid Business”).

As a result of the foregoing, if any PAVmed Party becomes aware of a potential business opportunity that is a PAVmed Opportunity (other than an opportunity relating to Lucid Business), including any such opportunity relating to any other diagnostic test or medical device, he or she will be entitled to present those opportunities to another PAVmed Party, including the Company, prior to presenting them to Lucid. However, any conflicts of interest among the Company and its officers, directors, stockholders, or their affiliates, including PAVmed and certain of its officers and directors, relating to Lucid Business may not be resolved in the Company’s favor.

Outside Directorships. Mr. McGrath serves on the board of directors of PhotoMedex (now Gadsden Properties Inc., Nasdaq: GADS), DarioHealth Corp., BioVector, Inc. and Citius Pharmaceuticals, Inc. Accordingly, he may have a fiduciary responsibility to these companies on the boards of which he serves to present certain business opportunities within their respective specific lines of business (although currently, none of such companies are engaged in the same lines of business in which the Company and its subsidiaries currently operate). Other directors also serve on the boards or hold officer positions with other companies. Accordingly, each of them may have a fiduciary responsibility as well to these companies to present certain business opportunities within their respective lines of business.

Other Ventures. As an affiliate of Cruzar Medsystems, Mr. Glennon may have a fiduciary responsibility to present certain business opportunities to such entity within its specific lines of business. Cruzar Medsystems’ line of business is peripheral vascular intervention for chronic total occlusions. Accordingly, it is possible Mr. Glennon may present opportunities to such entity prior to presenting them to the Company. In addition, Dr. Aklog and Mr. Glennon are affiliates of PHG and PMI. Despite this affiliation, there is no potential conflict with them presenting corporate opportunities to these entities over the Company. PHG is a holding company which holds its stakes in existing entities but does not invest in new companies. Its operating agreement explicitly states that they do not have an obligation to present corporate opportunities to PHG. Similarly, PMI is currently an intellectual property holding company without any ongoing business. Accordingly, they have no fiduciary or contractual obligations to present corporate opportunities or assign intellectual property to either entity. In addition, in order to minimize any potential conflicts of interest which may arise from Mr. Glennon’s affiliation with Cruzar Medsystems, and to ensure no unanticipated conflicts of interest arise from the affiliation of Dr. Aklog and Mr. Glennon with PHG and PMI, each of Dr. Aklog and Mr. Glennon has contractually agreed, pursuant to a written agreement with the Company, until such time as he ceases to be an officer, to present to the Company for its consideration, prior to presentation to any other entity, any suitable business opportunity which may reasonably be required to be presented to the Company, subject to the pre-existing fiduciary obligations set forth above.

Independence of Directors

The Company’s common stock is listed on the Nasdaq Capital Market and the Company adheres to the Nasdaq listing standards in determining whether a director is independent. The Board consults with its counsel to ensure that its determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Nasdaq requires that a majority of the Board must be composed of “independent directors,” which is defined generally as a person other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, the Company has determined that each of Mr. Glennon, Mr. Baxter, Mr. Sparks and Ms. White is an independent director. The Company’s independent directors together constitute a majority of the Board. The Company’s independent directors hold regularly scheduled meetings at which only independent directors are present.

Board Meetings and Committees

During the fiscal year ended December 31, 2024, the Board met ten times and acted by written consent eight times. All of the Company’s directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served. The directors are encouraged to attend meetings of stockholders.

The Board has three separately standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Each committee is composed entirely of independent directors as determined in accordance with the rules of Nasdaq for directors generally, and where applicable, with the rules of Nasdaq for such committee. In addition, each committee has a written charter, a copy of which is available free of charge on the Company’s website at http://ir.pavmed.com/corporate-governance.

Audit Committee

The audit committee consists of Ms. White, Mr. Baxter and Mr. Sparks. Each of Ms. White, Mr. Baxter and Mr. Sparks is an independent director under the Nasdaq listing standards applicable to members of audit committees and under the definition of “independent” as set forth in Rule 10A-3 of the Exchange Act. During the fiscal year ended December 31, 2024, the audit committee met four times. The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management the Company’s compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by the Company’s independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

●	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

Financial Experts on Audit Committee

The Board has determined that each of Ms. White, Mr. Baxter and Mr. Sparks qualifies as an “audit committee financial expert” as defined under rules and regulations of the SEC.

As required by the Nasdaq listing standards, the audit committee will at all times be composed exclusively of independent directors who are “financially literate.” Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and statement of cash flows. In addition, the Company must certify to Nasdaq the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Each of the members of the audit committee who qualifies as an “audit committee financial expert” also qualifies as financially sophisticated under the Nasdaq listing standards.

Report of the Audit Committee

The audit committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2024 with management, as well as with the Company’s independent auditors. The audit committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 1301, as well as various accounting issues relating to presentation of certain items in the Company’s financial statements and compliance with Section 10A of the Securities Exchange Act of 1934, as amended. The audit committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the audit committee concerning independence, and has discussed with the independent auditors their independence.

Based upon the review and discussions referred to above, the audit committee recommended that the Company’s audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2024 for filing with the Securities and Exchange Commission. [[The Board evaluated the performance of [Marcum LLP] and re-appointed the firm as the Company’s independent auditors for the fiscal year ending December 31, 2025.]]

Submitted by the Audit Committee:

Debra J. White (Chair)
Timothy E. Baxter
Ronald M. Sparks

Compensation Committee

The compensation committee consists of Mr. Sparks, Mr. Glennon, and Ms. White. Each of Mr. Sparks, Mr. Glennon and Ms. White is an independent director under the Nasdaq listing standards applicable to members of compensation committees. During the fiscal year ended December 31, 2024, the compensation committee met once and acted by written consent six times. The compensation committee’s duties, which are specified in the Company’s compensation committee charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluating the Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of the other executive officers;

●	reviewing the Company’s executive compensation policies and plans;

●	implementing and administering the Company’s incentive compensation equity-based remuneration plans;

●	assisting management in complying with the Company’s proxy statement and annual report disclosure requirements; and

●	if required, producing a report on executive compensation to be included in the Company’s annual proxy statement.

The compensation committee makes all decisions regarding executive officer compensation. The compensation committee periodically reviews the elements of compensation for the executive officers and, subject to any existing employment agreements, sets each element of compensation for the Chief Executive Officer and the other executive officers, including annual base salary, annual incentive bonus and equity compensation. The compensation committee also periodically reviews the terms of employment agreements with the executive officers, including in connection with any new hire or the expiration of any existing employment agreements. Members of senior management may report on the performance of the Company’s other executive officers and make compensation recommendations to the compensation committee, which will review the compensation recommendations. No named executive officer, including the chief executive officer, shall be present during voting and deliberations relating to such named executive officer’s compensation.

The compensation committee also reviews and approves the Company’s compensation plans, policies and programs and administers the Company’s equity incentive plans and employee stock purchase plans. In addition, the Chief Executive Officer, the Chief Financial Officer and other members of management make recommendations to the compensation committee with regard to overall pay strategy including program designs, annual incentive design, and long-term incentive plan design for all employees. Management from time to time provides the compensation committee with market information and relevant data analysis as requested.

The compensation committee has the authority to retain one or more compensation consultants to assist in the evaluation of executive compensation or other matters. The compensation committee has the sole authority to select, retain and terminate any such consulting firm, to oversee the work of the firm, and to approve the firm’s fees and other retention terms. The compensation committee assesses the independence of any consultants pursuant to the rules and regulations of the SEC and the listing standards of Nasdaq. The Company will provide for appropriate funding, as determined by the compensation committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Mr. Baxter, Mr. Glennon and Mr. Sparks, each of whom is an independent director under the Nasdaq listing standards applicable to members of nominating committees. During the fiscal year ended December 31, 2024, the nominating and corporate governance committee met three times. The nominating and corporate governance committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The nominating and corporate governance committee will consider persons identified by its members, management, stockholders, investment bankers and others.

The guidelines for selecting nominees, which are specified in the nominating and corporate governance committee charter, generally provide that persons to be nominated:

●	should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating and corporate governance committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating and corporate governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board members. The nominating and corporate governance committee does not distinguish among nominees recommended by stockholders and other persons.

The nominating and corporate governance committee does not have a written policy or formal procedural requirements for stockholders to submit recommendations for director nominations. However, the nominating and corporate governance committee will consider recommendations from stockholders. Stockholders should communicate nominee suggestions directly to the nominating and corporate governance committee and accompany the recommendation with biographical details and a statement of support for the nominee. The suggested nominee must also provide a statement of consent to being considered for nomination. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

In addition to being responsible for selecting nominees to serve on the Board, the nominating and corporate governance committee is also responsible for evaluating the performance of the Board and plays a leadership role in the corporate governance of the Company. This includes, among other things, facilitating annual self-assessments by Board members, making recommendations to the Board regarding Board committee functions, contributions and composition (as well as other corporate governance matters), reviewing and recommending applicable changes to the Company’s organizational documents and advising the Board on environmental, social responsibility and sustainability trends and other matters and making recommendations to the Board regarding the same.

Board Leadership Structure and Role in Risk Oversight

Dr. Aklog serves as Chairman and Chief Executive Officer. The Company does not believe that its size or the complexity of its operations warrants a separation of the Chairman and Chief Executive Officer functions. Furthermore, the Company believes that combining the roles of Chairman and Chief Executive Officer promotes leadership and direction for executive management, as well as allowing for a single, clear focus for the chain of command. Dr. Aklog is one of the Company’s founders and has been its Chairman and Chief Executive Officer since its inception, holds a medical degree and has substantial experience in the Company’s industry. The Company believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, issues relating to the implementation of the Company’s strategic plan. Mr. Sparks serves as the lead independent director of the Board. In addition, the independent directors meet in executive session regularly without the presence of management.

The Board’s primary function is one of oversight. The Board as a whole works with the Company’s management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether the Company’s programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with the Company’s business strategy, without encouraging undue risk-taking. The nominating and corporate governance committee considers areas of potential risk within corporate governance and compliance. Each of the committees reports to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

The Board administers its cybersecurity risk oversight function directly through the audit committee. The audit committee has primary responsibility for overseeing the Company’s risk assessment and risk management policies (including with respect to cybersecurity matters). The audit committee regularly discusses with management, counsel, and auditors the Company’s major risk exposures. This includes potential financial impact on the Company and the steps taken to monitor and control those risks. Additionally, the Board is informed regarding the risks facing the Company and coordinates with management and the Company’s cybersecurity team to ensure the Board receives regular risk assessment updates from management. The Company retains Techneto, Inc. d/b/a CyberTeam (“CyberTeam”), a third party vendor that reports directly to the Company’s Chief Operating Officer, to be responsible for identifying, assessing and managing the Company’s risks from cybersecurity threats. CyberTeam has been with the Company since its inception and has over 25 years of experience in cybersecurity. CyberTeam provides the Board and executive leadership team with periodic updates about our cybersecurity program and material risks. This includes updates on cybersecurity practices, programs, and the status of projects designed to strengthen internal cybersecurity and data protection.

Code of Ethics

The Company has a code of ethics that applies to all of its executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of the Company’s business. This code of ethics is posted on the Company’s corporate website at http://ir.pavmed.com/corporate-governance. In addition, the Company intends to post on its website disclosures that are required by law concerning any amendments to, or waivers from, any provision of the Company’s code of ethics.

Insider Trading Policy; Employee, Officer and Director Hedging

The Company’s directors, officers, employees and consultants are subject to the Company’s insider trading policy, which is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to the Company. The insider trading policy generally prohibits the purchase, sale or trade of the Company’s securities with the knowledge of material nonpublic information. Further, the Company’s directors and officers and certain of its employees and consultants are prohibited from trading in the Company’s securities during quarterly blackout periods, and the Company’s directors, officers, employees and designated consultants must obtain prior written approval before engaging in any trades of our securities.

In addition, the Company’s insider trading policy prohibits short-term trading, short sales, transactions in derivatives of, and hedging of the Company’s securities by its directors, executive officers, employees and designated consultants, and prohibits pledging of the Company’s securities by them.

The Company’s insider trading policy includes guidelines for Rule 10b5-1 trading plans that permit its directors, officers, employees and consultants to adopt Rule 10b5-1 trading plans. Under these guidelines, 10b5-1 trading plans must be approved in writing by the Company’s Chief Executive Officer and General Counsel, and may only be adopted or modified during an open trading window and only when such individual does not otherwise possess material nonpublic information about the Company.

The foregoing summary of the Company’s insider trading policy does not purport to be complete and is qualified by reference to its insider trading policy, a copy of which can be found as an exhibit to the Annual Report.

The Company’s policy is to comply with all applicable securities laws when transacting in its own securities.

Practices Related to the Grant of Equity Awards

In fiscal year 2024, the Company did not grant to a named executive officer any award of stock options, stock appreciation rights, or similar instruments with option-like features during the period from four business days before to one business day after the filing of any of the Company’s periodic reports on Form 10-Q or Form 10-K, or the filing or furnishing of any Current Report on Form 8-K that disclosed material nonpublic information.

The majority of our equity awards to executives are granted on an annual basis in February. New hire and ad hoc awards are generally granted promptly after service commences or the circumstances giving rise to the award occur. It is our practice to not time grants based on the release of material nonpublic information. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of any executive compensation.

Stockholder Communications

Stockholders may contact the Board or individual members of the Board by writing to them in care of the Secretary, PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017. The Secretary will forward all correspondence received to the Board or the applicable director from time to time. This procedure was approved by the Company’s independent directors.

Director Compensation

Directors who are also executive officers of the Company receive no additional compensation for serving as directors. Each of the Company’s non-executive directors receives an annual retainer fee of $50,000 and an additional annual fee for service on committees of the Board, as listed below.

	Chair	Member
Audit Committee	$27,500	$17,500
Compensation Committee	$18,000	$12,500
Nominating and Corporate Governance Committee	$12,500	$7,500

The Company annually grants each of its non-employee directors an option to purchase the Company’s common stock, having a fair market value of approximately $150,000 (although the most recent annual equity grants, which were issued in February 2024, were made in shares of restricted stock, with the same fair market value), and makes an initial option grant to each new non-employee director with a grant date fair value of approximately $250,000. The Company also reimburses directors for out-of-pocket costs incurred to attend Board and committee meetings.

The following information reflects the compensation paid by the Company to its non-executive directors for service on the Board. Mr. Sparks and Ms. White also serve as directors of Lucid, the Company’s subsidiary. The compensation paid by Lucid to Mr. Sparks and Ms. White for service on Lucid’s board of directors is set forth in filings made by Lucid with the SEC.

The following table sets forth compensation earned during the year ended December 31, 2024 by each director who is not a “named executive officer” (as defined in Item 402(m) of Regulation S-K under the Exchange Act) and served during the year ended December 31, 2024.

	Fees	Equity
Name	Earned(1)	Awards(1)(2)	Totals
Michael J. Glennon	$70,000	$120,250	$190,250
Sundeep Agrawal, M.D.(3)	$15,353	$250,230	$265,583
Timothy E. Baxter	$80,000	$120,250	$200,250
James L. Cox, M.D.(4)(5)	$48,505	$270,250	$318,755
Joan B. Harvey(4)	$51,970	$120,250	$172,220
Ronald M. Sparks	$93,000	$120,250	$213,250
Debra J. White	$90,000	$120,250	$210,250

(1)	Represents annual director fees paid. The director fees paid to each person listed are consistent with the director fees described herein above, including annual retainer and as a member and/or chair of a committee of the Board.

(2)	The amounts reported under “Equity Awards” are the estimated grant date fair value of equity awards granted under the 2014 Plan (as defined in “Executive Officer Compensation” below) during the respective year, with such amount as determined under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 718, Stock-Based Compensation (“ASC 718”), with respect to accounting for stock-based compensation. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized of such equity award. The assumptions made in computing the estimated fair value of such equity awards are disclosed in the notes to the Company’s consolidated financial statements for the fiscal year ended December 31, 2024.

(3)	Effective as of September 10, 2024, Dr. Agrawal was appointed to the Board as a Class B Director. Prior to such date, he was a strategic advisor to the Company (and continues to serve in such role). The table above does not reflect consulting fees paid, and equity awards made, to Dr. Agrawal in his capacity as a strategic advisor to the Company during the year ended December 31, 2024. See below under “Certain Relationships and Related Transactions--Related Party Transactions—Strategic Advisor Agreement” for more information about Dr. Agrawal’s equity compensation during 2024 under this arrangement.

(4)	Effective as of September 10, 2024, Dr. Cox and Ms. Harvey resigned from the Board. In conjunction with their resignations, the compensation committee authorized the Company to accelerate in full the vesting of all outstanding unvested stock options and restricted stock awards previously made to Dr. Cox and Ms. Harvey, and to award Dr. Cox a number of fully-vested shares of restricted stock, with a grant date fair market value of $150,000, with such shares to be issued at such time that management determines, in consultation with the compensation committee, there is sufficient capacity under the 2014 Plan to make such issuance (in light of other anticipated issuances and any other factors deemed relevant by management in its reasonable discretion). The table above reflects that award made to Dr. Cox, although it has not yet been made, as management has determined there is not yet sufficient capacity under the 2014 Plan to do so.

(5)	Effective as of September 10, 2024, following Dr. Cox’s resignation from the Board, Dr. Cox and the Company entered into a consulting agreement, pursuant to which the Company agreed to pay Dr. Cox a monthly consulting fee of $3,000. The table above does not reflect any consulting fees paid to Dr. Cox pursuant to that agreement.

The following table presents information as of December 31, 2024 regarding the outstanding restricted stock awards and stock options held by each director who is not a named executive officer and who served during the year ended December 31, 2024.

	Stock Option Grants				Stock Awards
	Number of Securities Underlying Stock Options Exercisable	Number of Securities Underlying Stock Options Unexercisable	Stock Option Exercise Price	Stock Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Michael J. Glennon	18,581	—	$75.00	Apr. 27, 2026
	6,666	—	$30.15	Feb. 13, 2028
	13,333	—	$15.00	Mar. 16, 2029
	6,666	—	$32.85	Apr. 30, 2030
	3,333	—	$66.60	Mar. 31, 2031
	5,333	—	$23.85	Feb. 17, 2032
	20,000	10,000	$7.23	Feb. 18, 2033
					65,000	$40,820
Sundeep Agrawal, M.D.	—	205,000	$1.63	Sep.19, 2034
	—	50,000	$1.04	Oct. 21, 2034
					6,096	$3,828
Timothy E. Baxter	5,000	—	$86.85	Jun. 14, 2031
	5,333	—	$23.85	Feb. 17, 2032
	20,000	10,000	$7.23	Feb. 18, 2033
					65,000	$40,820
Ronald M. Sparks	6,503	—	$75.00	Apr. 27, 2026
	6,666	—	$30.15	Feb. 13, 2028
	13,333	—	$15.00	Mar. 6, 2029
	6,666	—	$32.85	Apr. 30, 2030
	3,333	—	$66.60	Mar. 31, 2031
	5,333	—	$23.85	Feb. 17, 2032
	20,000	10,000	$7.23	Feb. 18, 2033
					65,000	$40,820
Debra J. White	6,666	—	$66.60	Jun. 14, 2031
	5,333	—	$23.85	Feb. 17, 2032
	20,000	10,000	$7.23	Feb. 18, 2033
					65,000	$40,820

On April 28, 2016, upon the consummation of the Company’s initial public offering, Mr. Sparks was granted a stock option to purchase 6,503 shares of common stock of the Company, and Mr. Glennon was granted a stock option to purchase 18,581 shares of common stock of the Company, in each case at an exercise price of $75.00 per share, vesting as to 3/36 of the shares on July 28, 2016 and as to 1/36 of the shares on each successive month thereafter from August 28, 2016 to April 28, 2019.

On February 14, 2018, the Company granted to each of Mr. Glennon and Mr. Sparks a stock option to purchase 6,666 shares of common stock of the Company at an exercise price of $30.15 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of March 31, 2018 and a final quarterly vesting date of December 31, 2020.

On March 7, 2019, the Company granted to each of Mr. Glennon and Mr. Sparks, a stock option to purchase 13,333 shares of common stock of the Company at an exercise price of $15.00 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of March 31, 2019 and a final quarterly vesting date of December 31, 2021.

On May 1, 2020, the Company granted to each of Mr. Glennon and Mr. Sparks a stock option to purchase 6,666 shares of common stock of the Company at an exercise price of $32.85 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of June 30, 2020 and a final quarterly vesting date of March 31, 2023.

On April 1, 2021, the Company granted to each of Mr. Glennon and Mr. Sparks a stock option to purchase 3,333 shares of common stock of the Company at an exercise price of $66.60 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of June 30, 2021 and a final quarterly vesting date of March 31, 2024.

On April 29, 2021, the Company granted to Ms. White a stock option to purchase 6,666 shares of common stock of the Company at an exercise price of $66.60 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of June 30, 2021 and a final quarterly vesting date of March 31, 2024.

On June 15, 2021, the Company granted to Mr. Baxter a stock option to purchase 5,000 shares of common stock of the Company at an exercise price of $86.85 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of June 30, 2021 and a final quarterly vesting date of March 31, 2024.

On February 18, 2022, the Company granted to each of Mr. Glennon, Mr. Baxter, Mr. Sparks and Ms. White a stock option to purchase 5,333 shares of common stock of the Company at an exercise price of $23.85 per share, vesting ratably on a quarterly basis with an initial quarterly vesting date of March 31, 2022 and a final quarterly vesting date of December 31, 2024.

On February 18, 2023, the Company granted to each of Mr. Glennon, Mr. Baxter, Mr. Sparks, and Ms. White a stock option to purchase 30,000 shares of common stock of the Company at an exercise price of $7.23 per share, with each such stock option grant vesting: (i) one-third on December 31, 2023; and (ii) the balance vesting ratably on a quarterly basis commencing March 31, 2024 with a final quarterly vesting date of December 31, 2025.

On July 24, 2023, the Company granted to Dr. Agrawal, in his capacity as a strategic advisor to the Company, a restricted stock award of 12,195 shares of common stock of the Company, with such restricted stock grant vesting: (i) one-third on June 30, 2024; and (ii) the balance vesting ratably on a quarterly basis commencing September 30, 2024 with a final quarterly vesting date of June 30, 2026.

On February 22, 2024, the Company granted to each of Mr. Glennon, Mr. Baxter, Mr. Sparks, and Ms. White a restricted stock award of 65,000 shares of common stock of the Company, with each such restricted stock grant vesting on November 30, 2026.

On September 19, 2024, the Company granted to Dr. Agrawal, in his capacity as a director, a stock option to purchase 205,000 shares of common stock of the Company at an exercise price of $1.63 per share, with such stock option grant vesting: (i) one-third on June 30, 2025; and (ii) the balance vesting ratably on a quarterly basis commencing September 30, 2025 with a final quarterly vesting date of June 30, 2027.

On October 21, 2024, the Company granted to Dr. Agrawal, in his capacity as a strategic advisor to the Company, a stock option to purchase 50,000 shares of common stock of the Company at an exercise price of $1.04 per share, with such stock option grant vesting: (i) one-third on June 30, 2025; and (ii) the balance vesting ratably on a quarterly basis commencing September 30, 2025 with a final quarterly vesting date of June 30, 2027.

Dr. Cox and Ms. Harvey, each of whom served as a director on the Board during the year ended December 31, 2024, are not listed in the above table, as neither of them had unexpired stock options or unvested restricted stock as of such date.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth all compensation of the Company’s “named executive officers” (as defined in Item 402(m) of Regulation S-K under the Exchange Act) for the fiscal years ended December 31, 2024 and 2023, including compensation paid by the Company’s subsidiary, Lucid.

Named Executive Officer and Principal Position	Year	Salary(1)	Stock Awards(2)	Option Awards(2)	Bonus(1)	All Other Compensation		Total
Lishan Aklog, M.D.	2024	$913,000	$412,000	$—	$—	$40,200		$1,365,200
Chairman of the Board and Chief Executive Officer	2023	$913,000	$—	$—	$—	$40,200	(3)	$953,200
Dennis M. McGrath	2024	$663,000	$412,000	$—	$—	$10,950		$1,085,950
President and Chief Financial Officer	2023	$663,000	$—	$—	$—	$10,500	(4)	$673,500
Shaun M. O’Neil	2024	$625,000	$412,000	$—	$—	$10,950		$1,047,950
Chief Operating Officer	2023	$487,500	$—	$—	$—	$10,500	(5)	$498,000
Michael A. Gordon	2024	$700,000	$412,000	$—	$—	$10,950		$1,122,950
General Counsel and Secretary	2023	$700,000	$—	$—	$—	$10,500	(6)	$710,500

(1)	See “Employment Agreements and Awards” below for a description of the compensation arrangements with each Named Executive Officer, including base salary and bonuses.

(2)	The amounts reported under “Stock Awards” and “Option Awards” are the estimated grant date fair value of restricted stock and stock options granted both by the Company under the 2014 Plan, and by Lucid under Lucid’s 2018 Amended and Restated Long-Term Incentive Equity Plan (the “Lucid Plan”), during the respective year, as presented in “Outstanding Equity Awards at Fiscal Year End” below, with such amount as determined under the provisions of ASC 718 with respect to accounting for stock-based compensation expense. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized of such stock options. The assumptions made in computing the grant date estimated fair value of such stock options are disclosed in the notes to the Company’s consolidated financial statements for the fiscal year ended December 31, 2024.

(3)	The amount includes $25,200 and $25,200 in 2024 and 2023, respectively, for transportation reimbursement, $14,400 and $14,400 in 2024 and 2023, respectively, for reimbursement of membership fees to a club facility where the Company frequently engages and hosts potential customers, vendors, bankers, and other Company related personnel for the benefit of Company related business, $600 and $600 in 2024 and 2023, respectively, of communication allowance payments (which allowance payments are available to all full-time employees), and zero and zero in 2024 and 2023, respectively, with respect to Company paid employer match of employee 401(k) contributions (with such employer match available to all eligible participating full-time employees).

(4)	The amount includes $600 and $600 in 2024 and 2023, respectively, of communication allowance payments (which allowance payments are available to all full-time employees) and $10,350 and $9,900 in 2024 and 2023, respectively, with respect to Company paid employer match of employee 401(k) contributions (with such employer match available to all eligible participating full-time employees).

(5)	The amount includes $600 and $600 in 2024 and 2023, respectively, of communication allowance payments (which allowance payments are available to all full-time employees) and $10,350 and $9,900 in 2024 and 2023, respectively, with respect to Company paid employer match of employee 401(k) contributions (with such employer match available to all eligible participating full-time employees).

(6)	The amount includes $600 and $600 in 2024 and 2023, respectively, of communication allowance payments (which allowance payments are available to all full-time employees) and $10,350 and $9,900 in 2024 and 2023, respectively, with respect to Company paid employer match of employee 401(k) contributions (with such employer match available to all eligible participating full-time employees).

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding the outstanding stock options and stock awards held by the Company’s named executive officers at December 31, 2024, including outstanding stock options and stock awards granted by Lucid.

	Stock Option Grants				Stock Awards
Name	Number of Securities Underlying Stock Options – Exercisable(1)	Number of Securities Underlying Stock Options – Unexercisable(1)	Stock Option Exercise Price	Stock Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares of Units of Stock That Have Not Vested
Company Equity Awards:
Lishan Aklog, M.D.	18,581	—	$75.00	Apr. 27, 2026
	13,007	—	$30.15	Feb. 13, 2028
	13,333	—	$23.85	Feb. 17, 2032
					26,666	$16,746
Dennis M. McGrath	16,666	—	$89.25	Mar. 19, 2027
	13,007	—	$30.15	Feb. 13, 2028
	10,000	—	$23.85	Feb. 17, 2032
					26,666	$16,746
Shaun M. O’Neil	13,007	—	$23.70	Jul. 23, 2028
	6,666	—	$15.00	Mar. 6, 2029
	5,000	—	$66.60	Mar. 31, 2031
	20,000	—	$22.20	Feb. 21, 2032
					5,000	$3,140
Michael A. Gordon	24,443	2,223	$14.55	Jun. 6, 2032
Lucid Equity Awards:
Lishan Aklog, M.D.	75,000	—	$3.95	Feb. 17, 2032
					1,024,400	$838,983
Dennis M. McGrath	50,000	—	$3.95	Feb. 17, 2032
					1,024,400	$838,983
Shaun M. O’Neil	50,000	—	$3.95	Feb. 17, 2032
					520,000	$425,880
Michael A. Gordon	183,333	16,667	$1.93	Jun. 6, 2032
					400,000	$327,600

(1)	See “Employment Agreements and Awards” below for a description of the equity awards held by the named executive officers, including the vesting schedules.

Although the Company does not have a formal policy with respect to the grant of equity incentive compensation awards to the Company’s named executive officers, or any formal equity ownership guidelines applicable to them, the Company believes granting equity incentive compensation to its named executive officers provides a strong link to its long-term performance, creates an ownership culture, and aligns the interests of its named executive officers with the stockholders of the Company. Accordingly, the Board periodically reviews the equity incentive compensation of the Company’s named executive officers and, from time to time, may grant equity incentive compensation to them in the form of additional stock options, restricted stock awards, and/or other equity incentive awards, in accordance with their respective employment agreements.

401(k) Retirement Plan

The Company maintains a retirement plan (the “401(k) plan”) intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, all of the Company’s employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement wherein participants may elect to reduce their current taxable salaries and wages up to the statutorily prescribed limit of $23,000 and $22,500 for the years ended December 31, 2024 and 2023, respectively, with such amounts contributed to the 401(k) plan. Additionally, 401(k) participants aged at least 50 years old may also make an additional “catchup” contribution of up to $7,500 and $7,500 in the years ended December 31, 2024 and 2023, respectively. The Company has the option to make discretionary matching contributions. The Company elected to make discretionary matching contributions to the 401(k) plan commencing July 1, 2021.

Long-Term Incentive Equity Plan

The Company maintains a Fifth Amended and Restated 2014 Long-Term Incentive Equity Plan (the “2014 Plan”). The Company may grant stock options, stock appreciation rights, restricted stock awards and other stock-based awards under the 2014 Plan.

A total of 1,835,970 shares were reserved under the 2014 Plan as of December 31, 2024, of which 247,109 shares remained available for future awards. The number of shares reserved under the 2014 Plan automatically increases on January 1st of each year through (and including) January 1, 2031, in an amount equal to 5% of the total number of shares of Company common stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the number of shares reserved for such year or that the increase for such year will be a lesser number of shares of Company common stock. On January 1, 2025, pursuant to the foregoing “evergreen” provision, an additional 576,170 shares were reserved under the 2014 Plan.

Stock Options. The 2014 Plan provides both for incentive stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The compensation committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of Company stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the Company’s plans), measured at the date of the grant, may not exceed $100,000. An incentive stock option may only be granted within ten years from the effective date of the 2014 Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of Company stock. Subject to any limitations or conditions, including any vesting schedule, the compensation committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of common stock to be purchased.

Stock Appreciation Rights. The Company may grant stock appreciation rights under the 2014 Plan to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or the Company may grant them alone and unrelated to an option. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights.

Restricted Stock. The Company may award shares of restricted stock under the 2014 Plan either alone or in addition to other awards granted under the plan. The compensation committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from the Company, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

Other Stock-Based Awards. The Company may grant other stock-based awards under the 2014 Plan, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2014 Plan or any of the Company’s other plans.

In 2024 and 2023, awards covering a total of 725,500 and 589,170 shares of the Company’s common stock, respectively, were granted under the 2014 Plan, with none of such shares subject to awards granted to the Company’s named executive officers.

Lucid also maintains its own long-term incentive equity plan, which is described in its proxy materials.

Employee Stock Purchase Plan

The Company maintains an employee stock purchase plan, as amended and restated effective as of June 15, 2021 (the “ESPP”), although as more fully described below, participation in the ESPP has been temporarily suspended.

The ESPP provides eligible employees with the opportunity to purchase shares of the Company’s common stock at a discount, on a tax-favored basis, through regular payroll deductions in compliance with Section 423 of the Code. A total of 300,001 shares of the Company’s common stock were reserved under the ESPP as of December 31, 2024, of which 139,863 shares remained available for future issuance. The number of shares available for issuance under the ESPP automatically increases on January 1st of each year through (and including) January 1, 2031, in an amount equal to the lesser of (a) 2% of the total number of shares of Company common stock outstanding on December 31st of the preceding calendar year, and (b) 166,667 shares. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the number of shares available for such year or that the increase for such year will be a lesser number of shares of Company common stock. On January 1, 2025, pursuant to the foregoing “evergreen” provision, an additional 166,667 shares were reserved for issuance under the ESPP.

There are two offering periods of six months under the plan each calendar year. Participants in the plan are granted an option to purchase shares of the Company’s common stock at the beginning of each offering period, up to a maximum of $25,000 in shares based on the fair market value at the commencement of the offering period, with purchases occurring on the last trading day of the offering period. In general, all of the Company’s employees are eligible to participate, including the Company’s named executive officers, except that no employee may have the option to purchase shares under the plan to the extent such employee would own or have the right to acquire more than 5% of the combined voting power or value of the Company’s shares as a result of such option and the Company may impose additional limits on share purchases pursuant to the ESPP. Each participant in the plan may authorize a payroll deduction of between 1% and 15% of the employee’s salary, and, except for the Company’s executive officers, may participate in an accompanying Cashless Participation loan program such that they may purchase up to the maximum number of shares per calendar year. Purchases under the plan are made at the lower of 85% of the fair market value on the first day of the offering period and the fair market value on the last day of the offering period.

In 2024 and 2023, a total of 34,332 and 58,483 shares of the Company’s common stock were issued under the ESPP for aggregate cash proceeds of approximately $62,000 and $259,000, respectively, with such total shares inclusive of zero and zero shares, respectively, issued to those named executive officers who participated in the ESPP for such years.

Effective as of September 2024, the Company’s compensation committee, in its capacity as administrator under the ESPP, temporarily suspended any participation in the ESPP, effective immediately, until such that the time the committee determines that it should reinstate the same. As of the date hereof, the ESPP remains suspended.

While Lucid also maintains an employee stock purchase plan, which is described in its proxy materials, the Company’s named executive officers may participate only in the Company’s ESPP.

Employment Agreements and Awards

Lishan Aklog, M.D.

Dr. Aklog’s PAVmed Compensation

Effective November 1, 2014, the Company entered into a five-year employment agreement with Dr. Aklog, to serve as the Company’s Chief Executive Officer. The employment agreement was amended and restated on March 15, 2019 in order to, among other things, extend the term through March 15, 2022. At the end of the initial term (and each renewal term), the employment agreement automatically renews for additional one-year terms, unless either the Company or Dr. Aklog provides notice of non-renewal at least 60 days prior to the end of the then-current term. Under the employment agreement, Dr. Aklog earns an annual base salary of $613,000. Additionally, Dr. Aklog’s employment agreement provides for a discretionary annual performance bonus with a target of 100% of his then current annual base salary, based upon his performance and the Company’s performance over the preceding year, as determined by the compensation committee. In addition, Dr. Aklog receives a monthly allowance of $3,300 for transportation and business-related club membership expenses.

As part of the Company’s current efforts to preserve cash, no discretionary bonus was paid to Dr. Aklog (or any other executive officer) for the years ended December 31, 2024 or 2023.

In addition, Dr. Aklog has received the following equity awards based on the Company’s common stock:

●	On April 28, 2016, upon the consummation of the Company’s initial public offering, Dr. Aklog was granted a stock option to purchase 18,581 shares of common stock of the Company at an exercise price of $75.00 per share, which vested as to 3/36 of the shares on July 28, 2016 and 1/36 of the shares on each successive month thereafter from August 28, 2016 to April 28, 2019.

●	On February 14, 2018, the Company granted to Dr. Aklog a stock option to purchase 13,007 shares of common stock of the Company at an exercise price of $30.15 per share, which vested ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2018 and a final quarterly vesting date of December 31, 2020.

●	On March 15, 2019, in connection with the execution of the amendment and restatement of Dr. Aklog’s employment agreement, the Company granted to Dr. Aklog a restricted stock award of 13,333 shares of common stock of the Company. The restricted stock award vested as to one-third of the award on March 15, 2020 and the remainder vested on March 15, 2022.

●	On May 1, 2020, the Company granted to Dr. Aklog a restricted stock award of 16,666 shares of common stock of the Company. The restricted stock award will vest on May 20, 2026.

●	On April 1, 2021, the Company granted to Dr. Aklog a restricted stock award of 10,000 shares of common stock of the Company. The restricted stock award will vest on May 20, 2026.

●	On February 18, 2022, the Company granted to Dr. Aklog a stock option to purchase 13,333 shares of common stock of the Company at an exercise price of $23.85 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2022 and a final quarterly vesting date of December 31, 2024.

The unvested restricted stock awards are subject to forfeiture in the event Dr. Aklog’s employment terminates prior to vesting, except the restricted stock awards will become immediately vested in the event of termination for “good reason” or after or within 60 days prior to a change of control (as defined in the Company’s form of indemnification agreement). The unvested stock options are also subject to forfeiture in the event Dr. Aklog’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

If his employment is terminated by the Company without “cause” or by him with “good reason” (as such terms are defined in the employment agreement), Dr. Aklog is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of any annual bonus to which he would have been entitled, all valid expense reimbursements, health insurance coverage for up to 12 months and all accrued but unused vacation pay. If his employment is terminated due to his death or disability, he will be entitled to the same amounts, except he will only be entitled to his base salary through the date of termination and he will not be entitled to continued health insurance coverage, but he will also be entitled to any earned and approved but unpaid bonus for any prior year. If his employment is terminated by the Company with “cause” or by him without “good reason,” Dr. Aklog will be entitled only to his base salary through the date of termination, valid expense reimbursements and certain accrued but unused vacation pay. The definition of “good reason” in the employment agreement includes, among other things, any termination by the executive within 60 days following a change of control.

Dr. Aklog’s employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting his ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Pursuant to the agreement, Dr. Aklog may serve as a consultant to, or on boards of directors of, or in any other capacity to other companies provided they will not interfere with the performance of his duties to the Company.

Dr. Aklog’s Lucid Compensation

On January 17, 2022, Lucid entered into an employment agreement with Dr. Aklog, who serves as Lucid’s Chairman and Chief Executive Officer. The employment agreement provides for an initial term that expires on March 15, 2025, which will automatically renew for additional one-year terms, unless either Lucid or Dr. Aklog provides notice of non-renewal at least 60 days prior to the end of the then-current term. The employment agreement provides for an annual base salary of $300,000 and an annual performance bonus of up to 100% of his base salary in the preceding fiscal year, upon meeting certain objectives as determined by Lucid’s board of directors or the compensation committee of the board. Dr. Aklog received no discretionary cash bonus from Lucid for the years ended December 31, 2024 and 2023.

Dr. Aklog has received the following equity awards based on Lucid’s common stock:

●	On March 15, 2021, Lucid granted to Dr. Aklog 564,400 shares of restricted stock. The award vests on May 20, 2025, subject to acceleration in certain circumstances as discussed below.

●	On January 7, 2022, in accordance with the employment agreement, Lucid granted to Dr. Aklog a restricted stock award covering 60,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2026.

●	On February 18, 2022, Lucid granted to Dr. Aklog a stock option to purchase 75,000 shares of common stock of Lucid at an exercise price of $3.95 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2022 and a final quarterly vesting date of December 31, 2024.

●	On May 7, 2024, Lucid granted to Dr. Aklog a restricted stock award of 400,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2026.

●	On February 20, 2025, Lucid granted to Dr. Aklog a restricted stock award of 300,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2028.

The unvested restricted stock awards are subject to forfeiture in the event Dr. Aklog’s employment terminates prior to vesting, except the restricted stock award will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the Lucid Plan). The unvested stock options are also subject to forfeiture in the event Dr. Aklog’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

Lucid may terminate Dr. Aklog’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 60 days’ notice (except that Lucid must give 180 days’ notice to Dr. Aklog during the initial term of his employment agreement). Dr. Aklog may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to Lucid. The definition of good reason in the employment agreement includes, among other things, any termination by Dr. Aklog within 60 days following a “change of control” (as such term is defined in the employment agreement). If Dr. Aklog’s employment is terminated by Lucid without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Dr. Aklog’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Dr. Aklog’s employment is terminated by Lucid with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting Lucid’s confidential information and contains provisions restricting Dr. Aklog’s ability to compete with Lucid during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of Lucid and (iii) soliciting or accepting business from Lucid’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Nothing in the employment agreement will preclude Dr. Aklog from serving as an officer and director of the Company.

Dennis M. McGrath

Mr. McGrath’s PAVmed Compensation

On March 20, 2017, the Company entered into a two year employment agreement with Mr. McGrath, to serve as the Company’s Executive Vice President and Chief Financial Officer. The employment agreement was amended and restated on March 15, 2019 in order to, among other things, extend the term through March 15, 2022 and provide for Mr. McGrath to serve as the Company’s President and Chief Financial Officer. At the end of the initial term (and each renewal term), the employment agreement automatically renews for additional one-year terms, unless either the Company or Mr. McGrath provides notice of non-renewal at least 60 days prior to the end of the then-current term. Additionally, Mr. McGrath’s employment agreement provides for a discretionary annual performance bonus with a target of 70% of his then current annual base salary, based upon his performance and the Company’s performance over the preceding year, as determined by the compensation committee.

As part of the Company’s current efforts to preserve cash, no discretionary bonus was paid to Mr. McGrath (or any other executive officer) for the years ended December 31, 2024 or 2023.

In addition, Mr. McGrath has received the following equity awards based on the Company’s common stock:

●	On March 20, 2017, upon his employment on such date, the Company granted to Mr. McGrath a stock option to purchase 16,666 shares of common stock of the Company at an exercise price of $89.25 per share, which vested ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of June 30, 2017 and a final quarterly vesting date of March 31, 2020.

●	On February 14, 2018, the Company granted to Mr. McGrath a stock option to purchase 13,007 shares of common stock of the Company at an exercise price of $30.15 per share, which vested ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2018 and a final quarterly vesting date of December 31, 2020.

●	On March 15, 2019, in connection with the execution of the amendment and restatement of Mr. McGrath’s employment agreement and his appointment as President and Chief Financial Officer, the Company granted to Mr. McGrath a restricted stock award of 33,333 shares of common stock of the Company. The restricted stock award vested as to one-third of the award on March 15, 2020 and the remainder vested on March 15, 2022.

●	On May 1, 2020, the Company granted to Mr. McGrath a restricted stock award of 16,666 shares of common stock of the Company. The restricted stock award will vest on May 20, 2026.

●	On April 1, 2021, the Company granted to Mr. McGrath a restricted stock award of 10,000 shares of common stock of the Company. The restricted stock award will vest on May 20, 2026.

●	On February 18, 2022, the Company granted to Mr. McGrath a stock option to purchase 10,000 shares of common stock of the Company at an exercise price of $1.59 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2022 and a final quarterly vesting date of December 31, 2024.

The restricted stock awards are subject to forfeiture in the event Mr. McGrath’s employment terminates prior to vesting, except the restricted stock awards will become immediately vested in the event of termination for “good reason” or after or within 60 days prior to a change of control (as defined in the Company’s form of indemnification agreement). The unvested stock options are also subject to forfeiture in the event Mr. McGrath’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

If his employment is terminated by the Company without “cause” or by him with “good reason” (as such terms are defined in the employment agreement), Mr. McGrath is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of any annual bonus to which he would have been entitled, all valid expense reimbursements, health insurance coverage for up to 12 months and all accrued but unused vacation pay. If his employment is terminated due to his death or disability, he will be entitled to the same amounts, except he will only be entitled to his base salary through the date of termination and he will not be entitled to continued health insurance coverage, but he will also be entitled to any earned and approved but unpaid bonus for any prior year. If his employment is terminated by the Company with “cause” or by him without “good reason,” Mr. McGrath will be entitled only to his base salary through the date of termination, valid expense reimbursements and certain accrued but unused vacation pay. The definition of “good reason” in the employment agreement includes, among other things, any termination by the executive within 60 days following a change of control.

Mr. McGrath’s employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting his ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Mr. McGrath may serve as a consultant to, or on boards of directors of other companies provided they will not interfere with the performance of his duties to the Company.

Mr. McGrath’s Lucid Compensation

On January 17, 2022, Lucid entered into an employment agreement with Mr. McGrath, who serves as Lucid’s Chief Financial Officer. The employment agreement provides for an initial term that expires on March 15, 2025, which will automatically renew for additional one-year terms, unless either Lucid or Mr. McGrath provides notice of non-renewal at least 60 days prior to the end of the then-current term. The employment agreement provides for an annual base salary of $225,000 and an annual performance bonus of up to 70% of his base salary in the preceding fiscal year, upon meeting certain objectives as determined by Lucid’s board of directors or the compensation committee of the board. Mr. McGrath received no discretionary cash bonus from Lucid for the years ended December 31, 2024 and 2023.

Mr. McGrath has received the following equity awards based on Lucid’s common stock:

●	On March 15, 2021, Lucid granted to Mr. McGrath 564,400 shares of restricted stock award. The restricted stock award will vest on May 20, 2026.

●	On January 7, 2022, in accordance with the employment agreement, Lucid granted to Mr. McGrath a restricted stock award of 60,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2026.

●	On February 18, 2022, Lucid granted to Mr. McGrath a stock option to purchase 50,000 shares of common stock of Lucid at an exercise price of $3.95 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2022 and a final quarterly vesting date of December 31, 2024.

●	On May 7, 2024, Lucid granted to Mr. McGrath a restricted stock award of 400,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2026.

●	On February 20, 2025, Lucid granted to Mr. McGrath a restricted stock award of 300,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2028.

The unvested restricted stock awards are subject to forfeiture in the event Mr. McGrath’s employment terminates prior to vesting, except the restricted stock award will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the Lucid Plan). The unvested stock options are also subject to forfeiture in the event the executive’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

Lucid may terminate Mr. McGrath’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 60 days’ notice. Mr. McGrath may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to Lucid. The definition of good reason in the employment agreement includes, among other things, any termination by Mr. McGrath within 60 days following a “change of control” (as such term is defined in the employment agreement). If Mr. McGrath’s employment is terminated by Lucid without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Mr. McGrath’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Mr. McGrath’s employment is terminated by Lucid with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting Lucid’s confidential information and contains provisions restricting Mr. McGrath’s ability to compete with Lucid during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of Lucid and (iii) soliciting or accepting business from Lucid’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Nothing in the employment agreement will preclude Mr. McGrath from serving as an officer and director of the Company.

Shaun O’Neil

Mr. O’Neil’s PAVmed Compensation

On February 22, 2022, the Company entered into a three-year employment agreement with Mr. O’Neil, to serve as the Company’s Executive Vice President and Chief Operating Officer. At the end of the initial term (and each renewal term), the employment agreement will automatically renew for additional one-year terms, unless either the Company or Mr. O’Neil provides notice of non-renewal at least 60 days prior to the end of the then-current term. Under the employment agreement, Mr. O’Neil earns an annual base salary of $325,000. Additionally, Mr. O’Neil’s employment agreement provides for a discretionary annual performance bonus with a target of 50% of his then current annual base salary, based upon his performance and Lucid’s performance over the preceding year, as determined by the compensation committee.

As part of the Company’s current efforts to preserve cash, no discretionary bonus was paid to Mr. O’Neil (or any other executive officer) for the years ended December 31, 2024 or 2023.

In addition, Mr. O’Neil has received the following equity awards based on the Company’s common stock:

●	On July 23, 2018, the Company granted to Mr. O’Neil a stock option to purchase 13,007 shares of common stock of the Company at an exercise price of $23.70 per share, vesting ratably on a quarterly basis over a three-year period.

●	On March 7, 2019, the Company granted to Mr. O’Neil a stock option to purchase 6,666 shares of common stock of the Company at an exercise price of $15.00 per share, which vested ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2019 and a final quarterly vesting date of December 31, 2021.

●	On May 1, 2020, the Company granted to Mr. O’Neil a restricted stock award of 15,000 shares of common stock of the Company. The restricted stock award vested as to one-third of the award on May 1, 2021, and as to a second one-third of the award on May 1, 2022, and the remainder will vest on May 20, 2026.

●	On April 1, 2021, the Company granted to Mr. O’Neil a stock option to purchase 5,000 shares of common stock of the Company at an exercise price of $66.60 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of September 30, 2021 and a final quarterly vesting date of June 30, 2024.

●	On February 22, 2022, the Company granted to Mr. O’Neil a stock option to purchase 20,000 shares of common stock of the Company at an exercise price of $22.20 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of March 31, 2022 and a final quarterly vesting date of December 31, 2024.

The restricted stock awards are subject to forfeiture in the event Mr. O’Neil’s employment terminates prior to vesting, except the restricted stock awards will become immediately vested in the event of termination for “good reason” or after or within 60 days prior to a change of control (as defined in the Company’s form of indemnification agreement).

The unvested stock options are also subject to forfeiture in the event Mr. O’Neil’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

If his employment is terminated by the Company without “cause” or by him with “good reason” (as such terms are defined in the employment agreement), Mr. O’Neil is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter, a pro rata portion of any annual bonus to which he would have been entitled, all valid expense reimbursements, health insurance coverage for up to 12 months and all accrued but unused vacation pay. If his employment is terminated due to his death or disability, he will be entitled to the same amounts, except he will only be entitled to his base salary through the date of termination and he will not be entitled to continued health insurance coverage, but he will also be entitled to any earned and approved but unpaid bonus for any prior year. If his employment is terminated by the Company with “cause” or by him without “good reason,” Mr. O’Neil will be entitled only to his base salary through the date of termination, valid expense reimbursements and certain accrued but unused vacation pay.

Mr. O’Neil’s employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting his ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations.

Mr. O’Neil Lucid Compensation

On February 22, 2022, Lucid entered into an employment agreement with Mr. O’Neil, to serve as Lucid’s Executive Vice President and Chief Operating Officer (the employment agreement was subsequently amended as of December 1, 2023 in connection with his appointment as Lucid’s President and Chief Operating Officer). The initial term of the employment agreement expires on February 22, 2025. At the end of the initial term (and each renewal term), the employment agreement will automatically renew for additional one-year terms, unless either Lucid or Mr. O’Neil provides notice of non-renewal at least 60 days prior to the end of the then-current term. Under the employment agreement, Mr. O’Neil earned an annual base salary of $150,000 until November 30, 2023 and has earned an annual base salary of $300,000 since December 1, 2023. Additionally, Mr. O’Neil’s employment agreement provides for a discretionary annual performance bonus with a target of 50% of his then current annual base salary, upon meeting certain objectives as determined by Lucid’s board of directors or the compensation committee of the board. Mr. O’Neil received no discretionary cash bonus from Lucid for the years ended December 31, 2024 and 2023.

In addition, Mr. O’Neil has received the following equity awards based on Lucid’s common stock:

●	On January 7, 2022, Lucid granted to Mr. O’Neil a restricted stock award of 120,000 shares of Lucid common stock. The restricted stock award vests on May 20, 2026.

●	On February 18, 2022, Lucid granted to Mr. O’Neil a stock option to purchase 50,000 shares of Lucid common stock at an exercise price of $3.95 per share, which vests ratably on a quarterly basis over a three-year period with an initial vesting date of March 31, 2022 and a final vesting date of December 31, 2024.

●	On May 7, 2024, Lucid granted to Mr. O’Neil a restricted stock award of 400,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2026.

●	On February 20, 2025, Lucid granted to Mr. O’Neil a restricted stock award of 300,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2028.

The unvested restricted stock awards are subject to forfeiture in the event Mr. O’Neil’s employment terminates prior to vesting, except the restricted stock award will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the Lucid 2018 Long-Term Incentive Equity Plan). The unvested stock options are also subject to forfeiture in the event Mr. O’Neil’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

Lucid may terminate Mr. O’Neil’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 60 days’ notice. Mr. O’Neil may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to Lucid. If Mr. O’Neil’s employment is terminated by Lucid without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter, a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Mr. O’Neil’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Mr. O’Neil’s employment is terminated by Lucid with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting Lucid’s confidential information and contains provisions restricting Mr. O’Neil’s ability to compete with Lucid during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of Lucid and (iii) soliciting or accepting business from Lucid’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations.

Michael Gordon

Mr. Gordon’s PAVmed Compensation

On April 18, 2022, the Company entered into a three-year employment agreement with Mr. Gordon, to serve as the Company’s General Counsel and Secretary. At the end of the initial term (and each renewal term), the employment agreement will automatically renew for additional one-year terms, unless either the Company or Mr. Gordon provides notice of non-renewal at least 60 days prior to the end of the then-current term. Under the employment agreement, Mr. Gordon earns an annual base salary of $450,000. Additionally, Mr. Gordon’s employment agreement provides for a discretionary annual performance bonus with a target of 50% of his then current annual base salary, based upon his performance and Lucid’s performance over the preceding year, as determined by the compensation committee.

As part of the Company’s current efforts to preserve cash, no discretionary bonus was paid to Mr. Gordon (or any other executive officer) for the years ended December 31, 2024 and 2023.

In addition, Mr. Gordon has received the following equity award based on the Company’s common stock:

●	On June 7, 2022, the Company granted to Mr. Gordon a stock option to purchase 26,666 shares of common stock of the Company at an exercise price of $14.55 per share, which vests ratably on a quarterly basis over a three-year period with an initial quarterly vesting date of June 30, 2022 and a final quarterly vesting date of March 31, 2025.

The unvested stock options are also subject to forfeiture in the event Mr. Gordon’s employment terminates prior to vesting, except the stock options will become immediately vested in the event of termination after or within 60 days prior to a change of control.

If his employment is terminated by the Company without “cause” or by him with “good reason” (as such terms are defined in the employment agreement), Mr. Gordon is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter, a pro rata portion of any annual bonus to which he would have been entitled, all valid expense reimbursements, health insurance coverage for up to 12 months and all accrued but unused vacation pay. If his employment is terminated due to his death or disability, he will be entitled to the same amounts, except he will only be entitled to his base salary through the date of termination and he will not be entitled to continued health insurance coverage, but he will also be entitled to any earned and approved but unpaid bonus for any prior year. If his employment is terminated by the Company with “cause” or by him without “good reason,” Mr. Gordon will be entitled only to his base salary through the date of termination, valid expense reimbursements and certain accrued but unused vacation pay.

Mr. Gordon’s employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting his ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations.

Mr. Gordon’s Lucid Compensation

On April 18, 2022, Lucid entered into an employment agreement with Mr. Gordon, to serve as Lucid’s General Counsel and Secretary. The employment agreement provides for an initial term that expires on May 2, 2025. At the end of the initial term (and each renewal term), the employment agreement will automatically renew for additional one-year terms, unless either the Company or Mr. Gordon provides notice of non-renewal at least 60 days prior to the end of the then-current term. Under the employment agreement, Mr. Gordon earns an annual base salary of $250,000. Additionally, Mr. Gordon’s employment agreement provides for a discretionary annual performance bonus with a target of 50% of his then current annual base salary, based upon his performance and the Company’s performance over the preceding year, as determined by the compensation committee. Mr. Gordon received no discretionary cash bonus from the Company for the years ended December 31, 2024 and 2023.

Mr. Gordon has received the following equity award based on the Company’s common stock:

●	On June 7, 2022, Lucid granted to Mr. Gordon a stock option to purchase 200,000 shares of Lucid’s common stock at an exercise price of $1.93 per share, which vests ratably on a quarterly basis over a three-year period with an initial vesting date of June 30, 2022 and a final vesting date of March 31, 2025.

●	On May 7, 2024, Lucid granted to Mr. Gordon a restricted stock award of 400,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2026.

●	On February 20, 2025, Lucid granted to Mr. Gordon a restricted stock award of 300,000 shares of Lucid’s common stock. The restricted stock award will vest on May 20, 2028.

Lucid may terminate Mr. Gordon’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 30 days’ notice. Mr. Gordon may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to Lucid. If Mr. Gordon’s employment is terminated by Lucid without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter, a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Mr. Gordon’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Mr. Gordon’s employment is terminated by the Company with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting Lucid’s confidential information and contains provisions restricting Mr. Gordon’s ability to compete with Lucid during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of Lucid and (iii) soliciting or accepting business from Lucid’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations.

Potential Payments Upon Termination

As indicated above, each of Dr. Aklog, Mr. McGrath, Mr. O’Neil, and Mr. Gordon is entitled to a severance payment if his employment is terminated by the Company under specified circumstances. If the Company terminates the employment of any such executive without cause, or if such executive officer terminates his employment with the Company for good reason, each as defined in his Company employment agreement, such executive officer is entitled to severance compensation as follows: he will receive 100% of his base salary at the time of termination from the initial date of his termination through 12 months thereafter (or, in the case of Dr. Aklog and Mr. McGrath, for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of any annual bonus to which he would have been entitled, all valid expense reimbursements, health insurance coverage for up to 12 months and all accrued but unused vacation pay.

Also as indicated above, each of Dr. Aklog, Mr. McGrath, Mr. O’Neil, and Mr. Gordon is entitled to a severance payment if his employment is terminated by Lucid under specified circumstances. If Lucid terminates the employment of any such executive without cause, or if such executive officer terminates his employment with Lucid for good reason, each as defined in his Lucid employment agreement, such executive officer is entitled to severance compensation as follows: he will receive base salary through the date of termination and for a period of 12 months thereafter (or, in the case of Dr. Aklog and Mr. McGrath, for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay.

In addition, the stock options and restricted stock granted to Dr. Aklog, Mr. McGrath, Mr. O’Neil, and Mr. Gordon under the 2014 Plan and the Lucid Plan will be accelerated upon the occurrence of certain non-negotiated change of control transactions. In the event of certain negotiated change of control transactions, the compensation committee of the Company or Lucid, as applicable, may (i) accelerate the vesting of the stock options, or (ii) require the executive to relinquish the stock options to the Company or Lucid upon the tender by the Company or Lucid to the executive of cash in an amount equal to the repurchase value of such award. Furthermore, in the event of the sale of all or substantially all of the Company’s assets, a change of control of the Company or Lucid, or the liquidation of the Company or Lucid (subject to certain conditions and exceptions), the right to purchase shares in the current offering period of the ESPP and in Lucid’s employee stock purchase plan will be automatically exercised. Additionally, as indicated above, the shares of restricted stock granted by the Company to Dr. Aklog, Mr. McGrath and Mr. O’Neil will become immediately vested in the event of termination for “good reason” or after or within 60 days prior to a change of control (as defined in the Company’s form of indemnification agreement), and the restricted stock granted by Lucid to Dr. Aklog, Mr. McGrath and Mr. O’Neil will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the Lucid Plan). The stock options granted by the Company and Lucid to Dr. Aklog, Mr. McGrath, Mr. O’Neil, and Mr. Gordon will become immediately vested in the event of termination after or within 60 days prior to a change of control.

To the extent any severance or other compensation payment to any of the Company’s named executive officers pursuant to an employment agreement or any other agreement constitutes an “excess parachute payment” within the meaning of Sections 280G and 4999 of the Code, then such executive officer will receive the full amount of such severance and other payments, or a reduced amount intended to avoid the application of Sections 280G and 4999, whichever provides the executive with the highest amount on an after-tax basis.

Pay Versus Performance Disclosure

The following tables and related disclosures provide information about (i) the “total compensation” of the Company’s Chief Executive Officer (the “CEO”) and its other named executive officers (the “Non-CEO NEOs”) as presented in the Summary Compensation Table on page 27 of this proxy statement, (ii) the “compensation actually paid” to the Company’s CEO and its Non-CEO NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, (iii) certain financial performance measures, and (iv) the relationship of the “compensation actually paid” to those financial performance measures.

This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act (“Item 402(v)”) and does not necessarily reflect value actually realized by the executives or how the Company’s compensation committee evaluates compensation decisions in light of company or individual performance.

Year	Summary Comp. Table Total for CEO(1)	Compensation Actually Paid to CEO(1)(2)(3)	Average Summary Compensation Table Total for Non-CEO NEOs(1)	Average Compensation Actually Paid to Non-CEO NEOs(1)(2)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Income/(Loss) (in thousands)
2024	$1,365,200	$798,309	$1,085,617	$787,336	$2	$31,966
2023	$953,200	$882,526	$627,334	$568,737	$11	$(66,270)
2022	$1,634,791	$(2,025,000)	$1,336,475	$(1,054,908)	$20	$(89,264)

(1)	The Company’s CEO for 2024, 2023 and 2022 was Lishan Aklog, M.D. The Non-CEO NEOs for whom the average compensation is presented in this table for 2024 are Dennis M. McGrath, Shaun M. O’Neil and Michael A. Gordon, for 2023 are Dennis M. McGrath, Shaun M. O’Neil and Michael A. Gordon, and for 2022 are Dennis M. McGrath and Shaun M. O’Neil.

(2)	The amounts shown as “compensation actually paid” have been calculated in accordance with Item 402(v) and do not reflect compensation actually realized or received by the Company’s named executive officers. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below.

(3)	Compensation actually paid reflects the exclusions and add-backs for the CEO and the Non-CEO NEOs described in this footnote. The amounts excluded to determine compensation actually paid, which are set forth in column (c) in the tables below, represent the restricted stock and stock option awards reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for each applicable year. The amounts added back to determine compensation actually paid are made up of the following components, which are set forth in columns (d) to (g) in the tables below, as applicable: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. The fair value at the end of the prior year of awards granted in any prior year that failed to meet applicable vesting conditions during the covered year are subtracted, although there were no such awards for the CEO or the Non-CEO NEOs in 2024, 2023 or 2022. Equity values are calculated in accordance with ASC Topic 718.

Based on the foregoing, the calculation of compensation actually paid for the CEO is as follows:

Year (a)	Summary Comp. Table Total for CEO (b)	Minus Stock and Option Awards from Summ. Comp. Table (c)	Plus Year-End Equity Value of Unvested Awards Granted During Year (d)	Plus Change in Value of Unvested Awards Granted in Prior Years (e)	Plus Value of Awards Granted and Vested During Year (f)	Plus Change in Value of Prior Years’ Awards Vested During Year (g)	Comp. Actually Paid to CEO (h)
2024	$1,365,200	$(412,000)	$327,480	$(462,339)	$—	$(20,032)	$798,309
2023	$953,200	$—	$—	$(62,768)	$—	$(7,906)	$882,526
2022	$1,634,791	$(689,700)	$166,745	$(3,055,244)	$89,074	$(170,666)	$(2,025,000)

Based on the foregoing, the calculation of compensation actually paid for the Non-CEO NEOs is as follows:

Year (a)	Average Summary Comp. Table Total for Non-CEO NEOs (b)	Minus Stock and Option Awards from Summ. Comp. Table (c)	Plus Year-End Equity Value of Unvested Awards Granted During Year (d)	Plus Change in Value of Unvested Awards Granted in Prior Years (e)	Plus Value of Awards Granted and Vested During Year (f)	Plus Change in Value of Prior Years’ Awards Vested During Year (g)	Average Comp. Actually Paid to Non-CEO NEOs (h)
2024	$1,085,617	$(412,000)	$327,480	$(187,588)	$—	$(26,172)	$787,336
2023	$627,334	$—	$—	$(43,596)	$—	$(15,001)	$568,737
2022	$1,336,475	$(781,050)	$200,453	$(1,624,363)	$81,418	$(267,841)	$(1,054,908)

The estimated fair value of restricted stock awards is based on the quoted closing price per share of the common stock of the Company for a respective fair value date. The estimated fair value of stock options is computed using a Black-Scholes valuation model with input assumptions corresponding to a respective valuation date. As presented in the Summary Compensation Table above, the restricted stock awards and stock options estimated fair value are computed as of their respective grant date (“grant date estimated fair value”) under the provisions of FASB ASC 718.

As presented in the Pay v. Performance Tables above, the restricted stock awards and stock options estimated fair values were computed as of a vesting date in 2024, 2023 or 2022, or if unvested, as of December 31, 2024, 2023 or 2022, and as of the base year on December 31, 2021. In this regard, the restricted stock awards estimated fair value was based on the Company’s quoted closing price per share on each vest date during the applicable years or if unvested, then the quoted closing price per share on the last trading day of the applicable year; and the stock options estimated fair value was computed using the Black-Scholes valuation model, using input assumptions corresponding to the respective vesting day in the applicable years, or if unvested, then input assumptions corresponding to the last trading day of the applicable year. Generally, the Black-Scholes assumptions as of the vesting date and end-of-year date were developed in a manner consistent with the grant date input assumptions.

Those stock options which vested during 2024, 2023 and 2022, or were outstanding as of December 31, 2024, 2023 or 2022, estimated fair value was computed using a Black-Scholes valuation model with the following input assumptions:

	Options Vested During Year or Outstanding on December 31,
	2024	2023	2022
Expected Volatility	65% - 95%	68% - 90%	84% - 88%
Risk-Free Interest Rate	3.7% - 4.5%	3.5% - 4.6%	1.8% - 2.2%
Expected Dividend Yield	0%	0%	0%
Expected Term (in years)	7.0 – 8.2	5.7 – 9.2	7.4 - 10.0

The stock-based equity awards estimated fair values are subjective and are affected by changes in valuation model input assumptions. Changes in these subjective input assumptions can materially affect the resulting computed estimated fair values.

(4)	Total shareholder return illustrates the value, of the cumulative total shareholder return, for the measurement period commencing on the first day of the first indicated fiscal year and ending on the last day of the last indicated fiscal year, of an investment of $100 in the Company’s common stock based on the closing price of the last trading day immediately before the first indicated fiscal year.

Description of Relationship Between Compensation Actually Paid and Total Shareholder Return

The following chart sets forth the relationship between compensation actually paid to the Company’s CEO and the average compensation actually paid to its Non-CEO NEOs and the Company’s total shareholder return over the fiscal three-year period from 2022 through 2024.

Description of Relationship Between Compensation Actually Paid and Net Income/(Loss)

The following chart sets forth the relationship between compensation actually paid to the Company’s CEO and average compensation actually paid to its Non-CEO NEOs and the Company’s net income/(loss) over the fiscal three-year period from 2022 through 2024.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and certain officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership of the Company’s common stock and other equity securities on Form 3 and reports of changes in such ownership on a Form 4 or Form 5. These Section 16 reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, during the fiscal year ended December 31, 2024, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date, April 11, 2025, by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;

●	each of the Company’s officers and directors; and

●	all of the Company’s officers and directors as a group.

The beneficial ownership of each person was calculated based on 17,168,034 shares of the Company’s common stock issued as of April 11, 2025 (inclusive of shares underlying unvested restricted stock awards). Except as otherwise indicated, the Company believes all persons named in the table below have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Officers:
Lishan Aklog, M.D.	585,655	(2)	3.4%
Dennis M. McGrath	91,307	(3)	*
Shaun M. O’Neil	62,635	(4)	*
Michael A. Gordon	26,666	(5)	*
Michael J. Glennon	158,079	(6)	*
Timothy E. Baxter	97,833	(7)	*
Ronald M. Sparks	129,334	(8)	*
Debra J. White	99,499	(9)	*
Sundeep Agrawal, M.D.	12,195	(10)	*
All directors and executive officers as a group (nine individuals)	1,263,203		7.4%
5% Stockholders:
Tasso Partners, LLC	2,574,350	(11)	15.0%
Ayrton Capital LLC	1,226,316	(12)	7.1%

*	Represents less than one percent of class.

(1)	The business address of each of the individuals is 360 Madison Avenue, 25th Floor, New York, New York 10017, unless otherwise indicated.

(2)	Includes: (i) 297,105 shares of common stock and 138,552 shares of common stock issuable upon the potential exercise of Series Z Warrants held by Pavilion Venture Partners LLC (“PVP”), of which Dr. Aklog is a member and sole manager, and, accordingly, he is deemed to have voting and dispositive power over such shares held by PVP; (ii) 1,333 shares of common stock and 666 shares of common stock issuable upon the potential exercise of Series Z Warrants held by HCFP/AG LLC, of which Dr. Aklog is a co-manager, and, accordingly, he is deemed to have joint voting and dispositive power over such shares and Series Z Warrants held by HCFP/AG LLC; (iii) 78,724 shares of common stock and 24,354 shares of common stock issuable upon the potential exercise of Series Z Warrants held by Dr. Aklog and his children; and (iv) 44,921 shares of common stock issuable upon the potential exercise of stock options granted to Dr. Aklog which have vested or are expected to vest within sixty days as of April 11, 2025. Notwithstanding the foregoing, Dr. Aklog disclaims beneficial ownership of the shares of common stock and Series Z Warrants held by PVP and HCFP/AG LLC, except to the extent of his proportionate pecuniary interest therein.

(3)	Includes 50,834 shares of common stock and 800 shares of common stock issuable upon the potential exercise of Series Z Warrants held by Mr. McGrath; and 39,673 shares of common stock issuable upon the potential exercise of stock options granted to Mr. McGrath which have vested and are expected to vest within sixty days as of April 11, 2025.

(4)	Includes 17,933 shares of common stock and 30 shares of common stock issuable upon the potential exercise of Series Z Warrants held by Mr. O’Neil; and 44,673 shares of common stock issuable upon the potential exercise of stock options granted to Mr. O’Neil which have vested and are expected to vest within sixty days as of April 11, 2025.

(5)	Includes 26,666 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Gordon which have vested and are expected to vest within sixty days as of April 11, 2025.

(6)	Includes 16,667 shares of common stock; 65,000 shares subject to a restricted stock award granted under the 2014 Plan to Mr. Glennon with the award vesting on November 30, 2026; and 76,412 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Glennon which have vested and are expected to vest within sixty days as of April 11, 2025.

(7)	Includes 65,000 shares subject to a restricted stock award granted under the 2014 Plan to Mr. Baxter with the award vesting on November 30, 2026; and 32,833 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Baxter which have vested and are expected to vest within sixty days as of April 11, 2025.

(8)	Includes 65,000 shares subject to a restricted stock award granted under the 2014 Plan to Mr. Sparks with the award vesting on November 30, 2026; and 64,334 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Sparks which have vested and are expected to vest within sixty days as of April 11, 2025.

(9)	Includes 65,000 shares subject to a restricted stock award granted under the 2014 Plan to Ms. White with the award vesting on November 30, 2026; and 34,499 shares of common stock issuable upon the potential exercise of stock options granted to Ms. White which have vested and are expected to vest within sixty days as of April 11, 2025.

(10)	Includes 12,195 shares subject to a restricted stock award granted under the 2014 Plan to Dr. Agrawal with the award vesting: (i) one-third on June 30, 2024; and (ii) the balance vesting ratably on a quarterly basis commencing September 30, 2024 with a final quarterly vesting date of June 30, 2026.

(11)	Excludes 53,974 shares of common stock issuable upon the exercise of warrants that are not currently exercisable and will not become exercisable within 60 days. Dana Carrera may be deemed to beneficially own the shares of common stock held by Tasso Capital, LLC. The business address of each of Tasso Capital, LLC and Ms. Carrera is P.O. Box 503, Rumson, NJ 07760. The information relating to Tasso Capital, LLC and Ms. Carrera is derived from a Schedule 13G filed on February 28, 2025.

(12)	Includes shares of common stock beneficially owned by Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B. Each of Ayrton Capital LLC and Waqas Khatri may be deemed to beneficially own the shares of common stock held by Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B. The business address of each Ayrton Capital LLC and Mr. Khatri is 55 Post Rd West, 2nd Floor, Westport, CT 06880. The business address of Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B is Suite #7 Grand Pavilion Commercial Centre, 802 West Bay Road, Grand Cayman, P.O. Box 10250, Cayman Islands. The information relating to First Manhattan Co. LLC is derived from a Schedule 13G filed on February 13, 2025.

Equity Compensation Plans

As of December 31, 2024, the Company had the following compensation plans (including individual compensation arrangements) under which equity securities were authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,005,265	$24.10	386,972	(1)
Equity compensation plans not approved by security holders	60,054	$48.98	—	(2)
Total	1,065,319	$25.50	386,972	(3)

(1)	Represents 247,109 shares of common stock of the Company available for issuance under the 2014 Plan and 139,863 shares of common stock of the Company available for issuance under the ESPP, each as of December 31, 2024.

(2)	Represents stock options granted prior to the Company’s initial public offering and as inducements to employment.

(3)	Subsequent to December 31, 2024, through April 11, 2025:

●	the number of shares of common stock authorized for issuance under the 2014 Plan was increased by 576,170 shares and the number of shares of common stock authorized for issuance under the ESPP was increased by 166,667 shares;

●	the number of shares of common stock available for issuance under the 2014 Plan increased by 494,202 due to the Company accepting the voluntary forfeiture of previously granted PAVmed stock options by employees of the Company; and

●	zero shares of common stock of the Company were issued under the ESPP.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

The following is a description of transactions since January 1, 2023 in which the Company has been a participant and the amount involved exceeds the lesser of $120,000 and one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of its directors, executive officers, holders of more than 5% of its voting securities, or affiliates of the foregoing, had or will have a direct or indirect material interest. The Company believes all of the transactions described below were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. Compensation arrangements for the Company’s directors and named executive officers are described above under “Executive Compensation.”

Ongoing Relationship with Lucid

Management Services Agreement

Since Lucid’s inception, Lucid’s business has been operated through an entity separate from the Company. However, Lucid is party to a management services agreement with the Company. Under the management services agreement, the Company provides management and oversight of Lucid’s activities relating to research and development for the EsoGuard and EsoCheck products; regulatory matters concerning the EsoGuard and EsoCheck products; manufacturing, marketing, and commercialization of the EsoGuard and EsoCheck products; financial and accounting matters; and legal matters. The Company also provides senior management oversight and makes its office space available to Lucid under the agreement. The Company agreed to cause certain of its employees to devote as much of their professional time and attention as is reasonably necessary to perform the services described in the management services agreement.

The amount that Lucid pays to the Company under the management services agreement relates to the amount of Company resources dedicated to Lucid’s activities, including an unspecified portion of the compensation to the executive officers and employees it makes available to Lucid, and over time the business focus and consequently the type of costs incurred changed from engineering and product development to clinical trial efforts and commercial activities. Lucid initially paid a fee of $20,000 per month, which increased to $60,000 per month on February 16, 2019, to $90,000 on June 5, 2019, to $190,000 per month on July 1, 2020, to $290,000 per month on February 1, 2021, to $390,000 on October 15, 2021, to $550,000 on July 1, 2022, to $750,000 as of January 1, 2023, to $833,333 as of January 1, 2024, and to $1,050,000 as of July 1, 2024. In addition, effective as of July 1, 2022, the parties agreed that the Company may elect to receive payment of the monthly fee in cash or in shares of Lucid’s common stock, with such shares valued at the volume weighted average price during the final ten trading days of the applicable month (subject to a floor price of $0.70 per share and subject to a maximum number of shares as set forth in the agreement, which maximum number of shares was reset by an amendment to the agreement, effective as of March 22, 2024). However, under the terms of the Company’s convertible debt (as amended as of January 17, 2025), the Company is required to elect that these payments be made in cash. Lucid paid or accrued a total of approximately $11.3 million and $9.0 million in the years ended December 31, 2024 and 2023, respectively under the management services agreement.

The term of the management services agreement continues until such time as Lucid’s board of directors determines. Lucid expects to continue to use the Company’s services under the management services agreement until such time as Lucid’s board of directors determines it would be in Lucid’s best interest to engage a dedicated management team. Lucid believes this shared services arrangement is more cost-effective to Lucid, because it provides economies of scale and permits Lucid to focus its infrastructure and resources on the pillars of its growth strategy – expanding commercialization and its clinical evidence base.

Payroll and Benefit-Related Expense Reimbursement Agreement

On November 30, 2022, the Company and Lucid entered into a payroll and benefit expense reimbursement agreement (the “PBERA”). Historically, the Company had paid for certain payroll and benefit-related expenses in respect of Lucid’s personnel on behalf of Lucid, and Lucid had reimbursed the Company for the same. Pursuant to the PBERA, the Company agreed to continue to pay such expenses, and Lucid agreed to continue to reimburse the Company for the same. The PBERA further provided that the expenses would be reimbursed on a quarterly basis or at such other frequency as the parties may determine, in cash or, subject to approval by the board of directors of each of the Company and Lucid, in shares of Lucid’s common stock, with such shares valued at the volume weighted average price of such stock during the final ten trading days preceding the later of the two dates on which such stock issuance is approved by the board of directors of each of the Company and Lucid (subject to a floor price of $0.40 per share), or in a combination of cash and shares. However, in no event would Lucid issue any shares of its common stock to the Company in satisfaction of all or any portion of the expenses if the issuance of such shares of its common stock would exceed the maximum number of shares of common stock that Lucid may issue under the rules or regulations of Nasdaq, unless Lucid obtained the approval of its stockholders as required by the applicable rules of Nasdaq for issuances of shares of its common stock in excess of such amount. Lucid paid or accrued a total of approximately $2.0 million and $1.8 million in the years ended December 31, 2024 and 2023, respectively, under the PBERA.

Esocure

On April 11, 2022, the Company and Lucid entered into a license agreement pursuant to which the Company agreed to license to Lucid certain intellectual property rights relating to technology that may be used to develop and commercialize an esophageal ablation device that can be used to treat dysplastic Barrett’s Esophagus before it can progress to adenocarcinoma of the esophagus. In consideration of the Company’s agreement to license this technology to Lucid, Lucid agreed to make certain royalty payments to the Company based on net sales generated from any licensed products sold by Lucid that incorporate the licensed technology. The term of the license continues until such time as Lucid determines it wishes to abandon the commercialization of the licensed technology or such other time as may be mutually agreed by the Company and Lucid.

Strategic Advisor Agreement

On June 29, 2023, the Company and Dr. Sundeep Agrawal (who became a director of the Company effective September 10, 2024) entered into a strategic advisor agreement pursuant to which Dr. Agrawal provides strategic consulting, general advisory and other services to the Company. The monthly consulting fee under such agreement was initially $7,500 per month, was increased to $10,000 per month effective as of February 1, 2024, and was reduced to $3,333 per month effective as of September 10, 2024 (upon Dr. Agrawal becoming a director of the Company). In addition, in connection with the execution and delivery of the strategic advisor agreement, in July 2023, the Company made an equity grant to Dr. Agrawal of 12,195 restricted shares of the Company’s common stock, and, in consideration of Dr. Agrawal’s contributions under the agreement, in October 2024, the Company further agreed to make an additional equity grant to Dr. Agrawal of an option to acquire 50,000 shares of the Company’s common stock (each such award vesting in accordance with the Company’s standard vesting terms). Moreover, the Company agreed that it would cause to be issued to Dr. Agrawal equity representing 10% of the issued and outstanding shares of common stock of certain subsidiaries to be formed by the Company to consummate an acquisition of any company or business operating in the life sciences industry, to the extent such acquisition results from services provided by Dr. Agrawal. No equity issuances have been made pursuant to such provision to date. The strategic advisor agreement may be terminated at any time by either party on ten days’ prior written notice.

Expense Reimbursements

The Company will reimburse its management team and their affiliates for any reasonable out-of-pocket business expenses incurred by them in connection with activities on the Company’s behalf. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by the Company, which will be reviewed only by the Board or a court of competent jurisdiction if such reimbursement is challenged.

Related Party Policy

The Company’s Code of Ethics requires that it avoid, wherever possible, all transactions that could result in actual or potential conflicts of interests, which includes related party transactions, except under guidelines approved by the Board. Related party transactions are defined under SEC rules as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 and one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, (2) the Company or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of the Company’s shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). More generally, a conflict of interest situation may arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest generally may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

All future and ongoing related party transactions will require prior review and approval by the audit committee, which will have access, at the Company’s expense, to the Company’s attorneys or independent legal counsel. The Company will not enter into any such transaction without the approval of the audit committee. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the other members of the Board with all material information concerning the transaction. Additionally, the Company requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company intends to hold its 2026 annual meeting of stockholders on June 18, 2026. A proposal that a stockholder intends to present at the 2026 annual meeting of stockholders and wishes to be considered for inclusion in the Company’s proxy materials must be received no later than December 31, 2025. All proposals must comply with Rule 14a-8 under the Exchange Act.

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Accordingly, for the 2025 annual meeting of stockholders, this notice must be received no earlier than March 20, 2026 and no later than April 19, 2026. A notice of a stockholder proposal or director nomination must include the information set forth in the Company’s bylaws. Stockholder proposals and director nominations should be addressed to Secretary, PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials at no charge, please notify your broker, bank or other nominee, if you are a beneficial owner, or direct a request to the Company, if you are a holder of record. Holders of record may make send a request in writing to PAVmed Inc., 360 Madison Avenue, 25th Floor, New York, New York 10017, or may make a request by telephone at (917) 813-1828. The Company undertakes to deliver promptly, upon any such written or verbal request, a separate copy of the Company’s proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

The Company does not intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Annual Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Annual Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

SOLICITATION OF PROXIES

Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment.

In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate and may reimburse them for reasonable expenses related thereto.

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the proxy statement or proxy card, you may contact the Company at:

PAVmed Inc.
360 Madison Avenue, 25th Floor
New York, New York 10017
Attention: Secretary

Dated [●], 2025

Annex A

PAVmed Inc.

Sixth Amended and Restated 2014 Long-Term Incentive Equity Plan

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the PAVmed Inc. 2014 Long-Term Incentive Equity Plan (“Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(e) “Common Stock” means the Common Stock of the Company, par value $0.001 per share.

(f) “Company” means PAVmed Inc., a corporation organized under the laws of the State of Delaware.

(g) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(h) “Effective Date” means the date determined pursuant to Section 11.1.

(i) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, LLC (“Nasdaq”) or is traded on the OTC Bulletin Board (“OTC”), the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange, Nasdaq or OTC, as the case may be; (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) above, such price as the Committee shall determine, in good faith.

(j) “Holder” means a person who has received an award under the Plan.

(k) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(l) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(m) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(n) “Other Stock-Based Award” means an award under Section 9 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(o) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(p) “Plan” means the PAVmed Inc. Sixth Amended and Restated 2014 Long-Term Incentive Equity Plan, as hereinafter amended from time to time.

(q) “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(k) or 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(r) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(s) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(t) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(u) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(v) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(w) “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

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Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code and “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no Option or Stock Appreciation Right may be granted in exchange for the cancellation or surrender of an Option or Stock Appreciation Right or other award having a higher exercise price.

Notwithstanding anything to the contrary, the Committee shall not grant to any one non-employee director, in any one calendar year, awards for more than 10% of the total number of Shares (as defined below) issued and available for issuance under the Plan, in the aggregate.

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2.3. Interpretation of Plan.

(a) Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 4,912,140 shares (“Shares”), subject to adjustment pursuant to Section 3.3 and the annual increase set forth in this Section 3.1. The Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. In addition, and notwithstanding the limit in the first sentence of this Section 3.1, the total number of Shares reserved and available for issuance under the Plan will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the total number of Shares for such year or that the increase in the total number of Shares for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

3.2 Section 422 Limit. Any annual increases to the number of Shares reserved and available for issuance under the Plan pursuant to Section 3.1 will not apply to Shares to be issued under Incentive Stock Options. No more than 4,912,140 Shares (subject to adjustment pursuant to Section 3.3) may be issued under the Plan upon the exercise of Incentive Stock Options.

3.2 Reversion of Shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

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3.3. Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price), in the aggregate number of shares reserved for issuance under the Plan, or in the aggregate number of shares that may be issued pursuant to Incentive Stock Options under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”)).

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(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder will not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a four-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

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(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

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(k) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(l) Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

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Section 7. Restricted Stock.

7.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

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(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions. If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock for purposes of this Section 9.1.

9.2. Approved Transactions. The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

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9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

Section 11. Term of Plan.

11.1. Effective Date. The Effective Date of the Plan shall be the date on which the Plan is adopted by the Board. Awards may be granted under the Plan at any time after the Effective Date and before the date fixed herein for termination of the Plan; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock cast at a duly held stockholders’ meeting at which a quorum is, either in person or by proxy, present and voting within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

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12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b) Termination for Cause. If a Holder’s employment with the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

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12.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.8. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10. Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

12.11. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.12. Certain Awards Deferring or Accelerating the Receipt of Compensation. To the extent applicable, all awards granted, and all Agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend, to restrict provisions of any awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this Section. The Board may amend the Plan to comply with Code Section 409A in the future.

12.13. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including Nasdaq.

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## YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

**Vote by Internet – QUICK ☐☐☐ EASY**
**IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail**

# PAVMED INC.

**Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 17, 2025.**

**INTERNET – www.cstproxyvote.com**
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**Vote at the Meeting –**
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit:
**https://www.cstproxy.com/pavmed/2025**

**MAIL –** Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

**PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.**

▯ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▯

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED HEREIN AND "FOR" PROPOSAL 2, 3, 4 and 5.

Please mark your votes like this **X**

1. Election of Class C Directors

(1) Lishan Aklog, M.D.
(2) Michael J. Glennon

| FOR all Nominees listed to the left | WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) |
|---|---|
| ☐ | ☐ |

**(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)**

| FOR | AGAINST | ABSTAIN |
|---|---|---|
| ☐ | ☐ | ☐ |

| FOR | AGAINST | ABSTAIN |
|---|---|---|
| ☐ | ☐ | ☐ |

| FOR | AGAINST | ABSTAIN |
|---|---|---|
| ☐ | ☐ | ☐ |

5. Ratification of the appointment of the independent registered certified public accounting firm.

| FOR | AGAINST | ABSTAIN |
|---|---|---|
| ☐ | ☐ | ☐ |

CONTROL NUMBER

☐

**Signature**________________________**Signature, if held jointly**________________________**Date**________**, 2025**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

**The Company's Proxy Statement and Annual Report on Form 10-K are available at https://www.cstproxy.com/pavmed/2025**

**▯ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▯**

**PROXY**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

# PAVMED INC.

The undersigned appoints Lishan Aklog, M.D. and Dennis McGrath, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of capital stock of PAVMED INC. held of record by the undersigned at the close of business on APRIL 22, 2025 at the Annual Meeting of Stockholders of PAVMED INC. to be held on JUNE 18, 2025, or at any adjournment thereof.

**THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE DIRECTORS LISTED HEREIN, IN FAVOR OF PROPOSAL 2, 3, 4 AND 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.**

**(Continued, and to be marked, dated and signed, on the other side)**